Scharf Fund
Scharf Global Opportunity Fund
Each a Series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202
June 9, 2025
Dear Shareholder,
These materials are for a special meeting (the “Meeting”) of shareholders of the Scharf Fund (the “Scharf Fund”) and/or the Scharf Global Opportunity Fund (the “Scharf Global Fund” and together with the Scharf Fund, each a “Target Fund” and collectively, the “Target Funds”), each a series of Advisors Series Trust (the “Trust”), which will be held on August 6, 2025, at 12:00 p.m., Central time, at the offices of the Target Funds’ administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. These materials discuss proposals to be voted on at the Meeting and contain a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), and proxy card.
After careful consideration, Scharf Investments, LLC (“Scharf” or the “Adviser”), each Target Fund’s investment adviser, has recommended the approval of an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Scharf Fund into the Scharf ETF and the Scharf Global Fund into the Scharf Global Opportunity ETF (the “Global Opportunity ETF,” and together with the Scharf ETF, each an “Acquiring Fund,” and collectively, the “Acquiring Funds”). Each Acquiring Fund is a newly created series of the Trust which was established solely for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and continuing such Target Fund’s business (each, a “Reorganization”).
Each Target Fund currently operates as a mutual fund. Each Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the corresponding Acquiring Fund. ETFs are structurally different from mutual funds in several important aspects.
•A mutual fund may offer multiple share classes with different expenses and/or minimum investments. An ETF will not issue multiple classes of shares.
•A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.
•A mutual fund will accept purchase and redemption orders from any shareholder on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more blocks of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” (“APs”) are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at available market prices.
Following the Reorganization, each Acquiring Fund will continue to be advised by Scharf and the same portfolio managers will continue to be responsible for day-to-day management of the Funds and for selecting portfolio holdings. Tidal Investments LLC (“Tidal”) will serve as the investment sub-adviser for each Acquiring Fund and will be responsible for the trading of securities. The Target Funds and corresponding Acquiring Funds have identical investment objectives and substantially similar investment policies, investment strategies and investment risk profiles. One material difference between the Target Funds and the Acquiring Funds is that each Target Fund has been operated as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) whereas each Acquiring Fund will be operated as a “non-diversified” fund under the 1940 Act. In addition, with respect to the Scharf Fund and the Scharf ETF, the Scharf Fund’s principal investment strategy included investing in equity securities of companies of all size market capitalizations, while the Scharf ETF’s principal investment strategy includes investing in equity securities of mid- and large-capitalization companies. Accordingly, the Scharf Fund is subject to small-, medium-, and large-sized company risks, while the Scharf ETF is subject to medium- and large-sized company risks.
More details on these differences are included in the enclosed Proxy Statement/Prospectus. The mutual funds and ETFs, however, will have structurally different risk profiles.
Each Reorganization will be conducted pursuant to the Plan, a form of which is included as Appendix B to these materials. The Reorganization is structured to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
Shareholder Letter    1

In connection with the Reorganization, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of any fractional shares of the Acquiring Fund they hold, which cash payment for the fractional shares portion may be taxable. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.
We believe the Reorganization will provide multiple benefits for investors. These benefits include:
1.Lower Net Expenses: The total annual fund operating expenses of each Acquiring Fund is expected to be lower than the current net expenses of the corresponding Target Fund.
2.Additional Trading Flexibility: Unlike mutual fund shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of an Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.
3.Increased Transparency: As a shareholder of an Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. A Target Fund could, but does not currently, provide full daily transparency into its underlying portfolio holdings.
4.Potential for Enhanced Tax Efficiency: Reorganizing a Target Fund into the corresponding Acquiring Fund may provide some enhanced tax efficiency for the Acquiring Fund, as ETFs generally experience fewer portfolio transactions than mutual funds. This reduction in portfolio transactions is because most investors will purchase and sell shares on the secondary market through a broker (as explained below) rather than purchasing and redeeming shares with the fund itself, while a mutual fund will generally need to invest cash received in connection with sales of its shares and sell securities to raise cash based on redemption activity by its investors. Since ETFs only transact with APs and only in large blocks of shares called “Creation Units,” the Acquiring Fund’s cash transactions are expected to occur less frequently compared to the daily transactions that can occur with mutual funds.
5.Tax-Free Reorganization: Shareholders of a Target Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to any cash received for Target Fund fractional shares held, as explained in later sections of this document).
A Reorganization, however, will subject investors to certain ETF-specific risks, including the risk that shares of an Acquiring Fund will trade at market prices that may be above (at a “premium” to) or below (at a “discount” to) the Acquiring Fund’s NAV or that the Acquiring Fund’s APs will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.
DIRECT SHAREHOLDERS MUST TAKE ACTION BEFORE RECEIVING THEIR ACQUIRING FUND SHARES.
If you hold your shares directly with the Target Fund, your investment will be liquidated on August 21, 2025. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, or a direct IRA, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. It may take time for you to receive your cash. If you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.
What is a direct shareholder? If you hold your shares directly with the Target Funds, you are a direct shareholder. If you hold your shares through a brokerage account, you are NOT a direct shareholder. More information, including how to determine if you are a direct shareholder, is contained in the box below.
Shareholder Letter    2

Direct shareholders must do one of the following:
1.Transfer your shares to the broker dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend.
2.Redeem your shares in the Target Funds. You can do this by calling 866-5SCHARF.
Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the Meeting, you may vote your shares in person. If you expect to participate in the Meeting, or have questions, please notify our proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), toll free at 1-844-202-6581. You may also vote your shares by telephone, if eligible, or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy tabulator, Broadridge, reminding you to vote your shares of a Target Fund.
The Board of Trustees of the Trust believes that each proposed Reorganization is in the best interests of each Target Fund’s shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to a Target Fund.

Shareholder Letter    3

Important Information for Direct Shareholders
Are You a Direct Shareholder?
If you are a Direct Shareholder, that means that your shares are held by the Fund’s Transfer Agent. How do you know if you hold your shares directly? If your shares in the Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call 866-5SCHARF and ask if you’re a direct shareholder. Additionally, if you hold your shares directly you will receive separate communications from us including email, regular mail, express delivery and via telephone.
Transferring Your Direct Shares to a Brokerage Account
Transferring your shares from the Transfer Agent to a brokerage account should be a simple and seamless process, and it should not cost you anything. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your Fund statement. Your broker will require your Fund account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.
The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 866-5SCHARF.
This step is only required by shareholders that hold their shares directly with the Fund. If you already hold your shares in a brokerage account that allows you to hold shares of ETFs, you can ignore this section.
Do You Hold Shares in a Non-Accommodating Account or Direct IRA?
•If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.
•If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to August 19, 2025 or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.
•If you hold your shares of the Target Fund through a direct IRA, you need to take action. The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 866-5SCHARF.
Thank you for your response and for your continued investment in the Scharf Fund and Scharf Global Fund.
Sincerely,

Scharf Investments, LLC
Shareholder Letter    4

Scharf Fund
Scharf Global Opportunity Fund
Each a Series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202
866-5SCHARF
Notice of Special Meeting of Shareholders to be held on August 6, 2025
Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Scharf Fund (the “Scharf Fund”) and Scharf Global Opportunity Fund (the “Scharf Global Fund” and together with the Scharf Fund, each a “Target Fund” and collectively, the “Target Funds”), each a series of Advisors Series Trust (the “Trust”), has been scheduled for August 6, 2025, at 12:00 p.m., Central time, to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 to vote on the following proposals (each a “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Scharf Fund, and the Trust, on behalf of the Scharf ETF, a newly-created series of the Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Scharf Fund by the Scharf ETF in exchange solely for shares of the Scharf ETF of equal value (except for the value of any fractional Scharf Fund shares held by shareholders, which will be distributed in cash to Scharf Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Scharf Fund, and (iii) the complete liquidation and dissolution of the Scharf Fund. To be voted on by shareholders of the Scharf Fund only.
2.To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Scharf Global Fund, and the Trust, on behalf of the Scharf Global Opportunity ETF, a newly-created series of the Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Scharf Global Fund by the Scharf Global Opportunity ETF in exchange solely for shares of the Scharf Global Opportunity ETF of equal value (except for the value of any fractional Scharf Global Fund shares held by shareholders, which will be distributed in cash to Scharf Global Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Scharf Global Fund, and (iii) the complete liquidation and dissolution of the Scharf Global Fund. To be voted on by shareholders of the Scharf Global Fund only.
3.To approve one or more adjournments of the Meeting to a later date to solicit additional proxies.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof.
A Proposal will be completed with respect to each Target Fund only if such Target Fund’s shareholders approve the Proposal. Shareholders of each Target Fund will vote separately to approve the applicable Proposal. Target Fund shareholders of record as of the close of business on May 22, 2025 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposals properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of both Target Funds will vote separately on each such proposal.
The Board of Trustees of the Trust (the “Board”) recommends that shareholders of each Target Fund cast their vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.
Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote. Revocations must be received prior to the start of the Meeting, which is currently scheduled for August 6, 2025, at 12:00 p.m., Central time.
By order of the Board,
/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President
June 9, 2025
Notice of Special Meeting    1

____________________________________
COMBINED PROXY STATEMENT AND PROSPECTUS
DATED June 9, 2025
For the Reorganization of
Scharf Fund
Scharf Global Opportunity Fund
Into
Scharf ETF
Scharf Global Opportunity ETF
Each a Series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202
866-5SCHARF
This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of Scharf Fund (the “Scharf Fund”) and Scharf Global Opportunity Fund (the “Scharf Global Fund” and together with Scharf Fund, each a “Target Fund,” and collectively the “Target Funds”), each a series of Advisors Series Trust (the “Trust”). The Meeting is scheduled for August 6, 2025, at 12:00 p.m., Central time, to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. At the Meeting, you and other shareholders of the Target Funds will be asked to consider and vote upon the following proposals (the “Proposals”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Scharf Fund, and the Trust, on behalf of the Scharf ETF, a newly-created series of the Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Scharf Fund by the Scharf ETF in exchange solely for shares of the Scharf ETF of equal value (except for the value of any fractional Scharf Fund shares held by shareholders, which will be distributed in cash to Scharf Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Scharf Fund, and (iii) the complete liquidation and dissolution of the Scharf Fund. To be voted on by shareholders of the Scharf Fund only.
2.To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Scharf Global Fund, and the Trust, on behalf of the Scharf Global Opportunity ETF (“Global Opportunity ETF”), a newly-created series of the Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Scharf Global Fund by the Global Opportunity ETF in exchange solely for shares of the Global Opportunity ETF of equal value (except for the value of any fractional Scharf Global Fund shares held by shareholders, which will be distributed in cash to Scharf Global Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Scharf Global Fund, and (iii) the complete liquidation and dissolution of the Scharf Global Fund. To be voted on by shareholders of the Scharf Global Fund only.
3.To approve one or more adjournments of the Meeting to a later date to solicit additional proxies.
If shareholders of a Target Fund vote to approve the Plan on behalf of their Target Fund, shareholders of the Target Fund will receive shares of corresponding Scharf ETF or Global Opportunity ETF, as applicable (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) in the Reorganization having a total dollar value equal to the value of their investment in the Target Fund immediately prior to the Reorganization (except for the value of any fractional shares which will be distributed prior to the closing of the Reorganization), as determined pursuant the Plan. The Target Fund will then be liquidated and dissolved. The Target Funds and the Acquiring Funds may be referred to herein as a “Fund” or the “Funds.”
If a Reorganization is approved by a Target Fund’s shareholders, shareholders holding their shares in an account unable to transact in ETFs will have their shares redeemed and the proceeds sent to them on or before August 21, 2025 unless they (i) transfer their Target Fund shares to a brokerage account eligible to transact in ETFs, or (ii) for shareholders holding their shares directly with U.S. Bank Global Fund Services (“GFS”), provide GFS with instructions to transfer their Target Fund shares to a brokerage account eligible to transact in ETFs. If you have a retirement account, your share redemption will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of
Combined Proxy Statement/Prospectus    1

record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 866-5SCHARF for more information.
If you hold your shares directly with the Target Fund, your investment will be liquidated on August 21, 2025. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, or a direct IRA, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. It may take time for you to receive your cash. If you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.
The Reorganization is anticipated to be tax-free transactions for the Target Funds and their shareholders. However, the redemption of fractional mutual fund shares of a Target Fund prior to its reorganization into an Acquiring Fund, as discussed in greater detail in this Proxy Statement/Prospectus, will result in the recognition of gain or loss to Target Fund shareholders. This is because the Acquiring Fund, as an ETF, does not issue fractional shares.
The Board of Trustees of the Trust (the “Board”) has approved the Plan and has determined that approval of the Reorganization is in the best interests of each Target Fund, and that the interests of the existing shareholders of each Target Fund will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders of the Target Funds vote “FOR” the Proposals.
The Target Funds and the Acquiring Funds have identical investment objectives and substantially similar investment strategies. The Target Funds and Acquiring Funds have substantially similar investment restrictions and risks (except that the Acquiring Funds will operate as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Acquiring Funds will have ETF-related risks. In addition, with respect to the Scharf Fund and the Scharf ETF, the Scharf Fund’s principal investment strategy included investing in equity securities of companies of all size market capitalizations, while the Scharf ETF’s principal investment strategy includes investing in equity securities of mid- and large-capitalization companies. Accordingly, the Scharf Fund is subject to small-, medium-, and large-sized company risks, while the Scharf ETF is subject to medium- and large-sized company risks.
Scharf Investments, LLC (“Scharf” or the “Advisor”) serves as investment adviser to the Target Funds and will serve as the investment adviser of the Acquiring Funds with the same portfolio managers responsible for day-to-day management as with the corresponding Target Fund. Tidal Investment LLC (“Tidal” or “Sub-Adviser”) will serve as the sub-adviser to each Acquiring Fund and will be responsible for the trading of securities. There are differences in:
•how the Acquiring Funds are distributed,
•purchase procedures for the Acquiring Funds, and
•redemption procedures for the Acquiring Funds.
Each of the differences is summarized in the enclosed Proxy Statement/Prospectus. After a Reorganization, an Acquiring Fund will be operated at a lower total expense ratio than the corresponding Target Fund.
Shares of the Acquiring Funds will be listed for trading on the Nasdaq Stock Market LLC (the “Exchange”).
In preparation for the closing of the Reorganization, the last day to purchase or redeem shares of the Target Funds will be August 18, 2025. The Reorganization is expected to close after the end of trading on August 22, 2025. The Acquiring Funds will open for trading on August 25, 2025.
This Proxy Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target Funds and constitutes an offering of the shares of the Acquiring Funds issued in the Reorganization. Please read it carefully and retain it for future reference.
Combined Proxy Statement/Prospectus    2

In addition, the following documents each have been filed with the United States Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
•the Statement of Additional Information dated June 9, 2025 relating to this Proxy Statement/Prospectus;
•the Prospectus related to the Target Funds, dated January 28, 2025, as supplemented;
•the Statement of Additional Information related to the Target Funds, dated January 28, 2025;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Target Funds for the fiscal year ended September 30, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-24-011044); and
•the Certified Shareholder Report on Form N-CSRS to shareholders of the Target Funds for the six-month semi-period ended March 31, 2025, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-25-006092).
You may request a free copy of the Acquiring Fund’s Prospectus and SAI, when available, by calling 1-800-617-0004. Because the Acquiring Funds have not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available. Each Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the corresponding Target Fund. The Acquiring Funds will not commence operations until the date of the Reorganization.
This Proxy Statement/Prospectus will be mailed on or about June 23, 2025 to shareholders of record of the Target Funds as of May 22, 2025 (the “Record Date”).
The Target Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Fund at Scharf Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or by calling toll-free at 866-5SCHARF. They are also available, free of charge, at the Fund’s website at www.scharffunds.com. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE ACQUIRING FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUNDS.

Combined Proxy Statement/Prospectus    3

    i

SUMMARY OF KEY INFORMATION
This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A).
WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?
You are receiving this Proxy Statement/Prospectus because you own shares in a Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposals described herein concerning the Target Funds. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposals. This document is both a proxy statement of the Target Funds and also a prospectus for the Acquiring Funds.
ON WHAT AM I BEING ASKED TO VOTE?
You are being asked to approve a Plan under which the Scharf Fund would be reorganized into the Scharf ETF and the Scharf Global Fund would be reorganized into the Global Opportunity ETF, in each case within the Trust. The Plan, with respect to the Target Funds, provides for: (a) the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund. Each proposed Reorganization includes the conversion (“Conversion”) of the Target Fund, which currently operates as a mutual fund, into an exchange-traded fund (“ETF”).
Following the Reorganization, each Acquiring Fund will continue to be advised by Scharf and the same portfolio managers will continue to be responsible for day-to-day management of the Funds and for selecting portfolio holdings. Tidal Investments LLC (“Tidal”) will serve as the investment sub-adviser for each Acquiring Fund and will be responsible for the trading of securities. The Target Funds and corresponding Acquiring Funds have identical investment objectives and substantially similar investment policies, investment strategies and investment risk profiles. One material difference between the Target Funds and the Acquiring Funds is that each Target Fund has been operated as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) whereas each Acquiring Fund will be operated as a “non-diversified” fund under the 1940 Act. In addition, with respect to the Scharf Fund and the Scharf ETF, the Scharf Fund’s principal investment strategy included investing in equity securities of companies of all size market capitalizations, while the Scharf ETF’s principal investment strategy includes investing in equity securities of mid- and large-capitalization companies. Accordingly, the Scharf Fund is subject to small-, medium-, and large-sized company risks, while the Scharf ETF is subject to medium- and large-sized company risks. More details on these differences are included in this Proxy Statement/Prospectus. The mutual funds and ETFs, however, will have structurally different risk profiles.
Shareholders of each Target Fund will vote separately on the applicable Reorganization and the merger of each Target Fund into the corresponding Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of any other Reorganization are not contingent on shareholder approval and consummation of any other Reorganization. Approval of the shareholders of a Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting will be held on August 6, 2025 to consider the Proposals. If shareholders of a Target Fund do not approve the Reorganization, the Board will consider what further actions to take with respect to such Target Fund, which could include liquidating the Target Fund, proposing a reorganization to a different acquiring fund or having the Target Fund continue as a series of the Trust.
If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on August 21, 2025. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, or shares of the Target Fund through a direct individual retirement account (“IRA”), you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. The redemption of Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATIONS?
Scharf and the Board believe that the Conversion will offer: (i) each Acquiring Fund a better opportunity to grow its asset base by expanding its pool of potential investors; (ii) benefits related to the management of capital gains distributions as a result of the ETF structure, allowing for potentially greater tax efficiency for shareholders; and (iii) potential benefits related to additional liquidity for shareholders, as shareholders will be able to purchase or sell shares at any time during market hours, assuming there is sufficient volume.
The following are some unique features of ETFs, as compared to mutual funds:
Transparency: compared to mutual funds, ETFs generally operate with relatively more transparency as to their portfolio holdings. Following the Reorganization, each Acquiring Fund, like other transparent ETFs, will make its portfolio holdings publicly available each day.
Tax Efficiency: typically, when the portfolio securities of a mutual fund are sold, either to rebalance holdings or to raise cash for redemptions, the sale can generate a capital gain or loss that will have an impact on all taxable shareholders of the mutual fund if such fund distributes (or is deemed to distribute) net capital gains to shareholders. In contrast, the mechanics of the creation and redemption process for ETFs facilitates the contribution of and redemption of securities in kind. The in-kind redemption of securities by an ETF to satisfy redemption requests generally does not trigger the recognition of a capital gain or loss by such ETF. As a result, such ETF is less likely to make a capital gain distribution to eliminate entity level taxation, thereby enabling shareholders in the ETF to only recognize a capital gain or loss on their investment in the ETF when they sell their ETF shares.
Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or redemption at the next-calculated NAV per share at the end of the trading day. This means that when an investor decides to purchase or redeem shares of an ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. However, the market price of the ETF may be higher (premium) or lower (discount) than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.
Sales only through a Broker: unlike a mutual fund’s shares, individual shares of ETFs are not available for purchase or sale directly through the ETF. Instead, individual ETF shares may only be purchased and sold in secondary market transactions through an authorized participant, typically a broker-dealer (“APs”), who purchase and redeem shares at NAV only in large blocks known as “creation units”. Only APs may acquire shares from an ETF directly and only APS may tender their shares directly to the ETF, at NAV. When buying or selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the portfolio’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, versus that of an ETF’s NAV, which is calculated at the end of each business day.
In considering the Reorganizations and the Plan, the Board considered these and other factors in concluding that the Reorganizations would be in the best interest of each Target Fund and its shareholders. The Target Funds’ Board’s considerations are described in more detail in the section below entitled “Information about the Reorganization – Board Considerations”.
HOW WILL THE INVESTMENTS OF THE ACQUIRING FUND BE MANAGED?
The portfolio management team that serves each Target Fund will remain the portfolio management team for the corresponding Acquiring Fund following the Reorganizations. However, each Acquiring Fund will also have an investment sub-adviser which will be responsible for the trading of securities.
HAS THE BOARD APPROVED THE REORGANIZATIONS?
Yes. As discussed in more detail in this Proxy Statement/Prospectus, the Board carefully reviewed and considered each Reorganization and the Plan and, upon the recommendation of Scharf, the investment adviser to each Target Fund, unanimously approved the Plan and the Reorganizations. The Board unanimously recommends that shareholders of the Target Funds vote “For” the Proposals, and thereby approve the Plan and Reorganizations.

WHAT EFFECT WILL THE REORGANIZATIONS HAVE ON ME AS A SHAREHOLDER?
As a result of the Reorganizations, you will become a shareholder of the corresponding Acquiring Fund. Immediately after the Reorganizations, you will own shares of the corresponding Acquiring Fund having a total dollar value equal to the dollar value of the shares of the Target Fund that you owned immediately prior to the Reorganizations (minus any fractional shares which will be distributed in cash). Scharf will serve as the investment adviser to each Acquiring Fund, and will continue to manage the assets according to the same investment objective and substantially similar investment strategies currently in effect for each corresponding Target Fund, except as described below. However, each Acquiring Fund will also have an investment sub-adviser which will be responsible for the trading of securities.
Brokerage Account. If you hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable to shareholders in non-tax qualified accounts.
Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before August 19, 2025, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.
Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to August 19, 2025 or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. Your share redemption will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 866-5SCHARF for more information.
Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, (a “direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made prior to August 19, 2025, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.
Direct IRA. If you hold your shares of the Target Fund through a direct IRA and do not take action to transfer your investment in the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to August 19, 2025, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. Your share redemption will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 866-5SCHARF for more information.
In some cases, the liquidation of your investment and return of cash may be subject to fees and expenses and it may take time for you to receive your cash. Additionally, the redemption of Target Fund shares or is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.
Shares of the Acquiring Funds are not issued in fractional shares. As a result, shareholders who hold fractional shares of a Target Fund will have such fractional shares redeemed at NAV prior to the Reorganization, resulting in a small cash payment, which will be taxable.
Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than

(premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees on many platforms.
WHAT DO I NEED TO DO TO PREPARE FOR THE REORGANIZATION?
It is important for you to determine that you hold your shares of a Target Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you hold your shares of a Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.
Accounts that Require No Action
If you hold your shares of a Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account to receive ETF shares of the Acquiring Fund.
Accounts that Require Action
Direct Accounts – If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, (a “direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made prior to August 19, 2025, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.
Non-Accommodating Brokerage Accounts – If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before August 19, 2025, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.
Non-Accommodating Retirement Accounts – If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to August 19, 2025 or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. Your share redemption will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 866-5SCHARF for more information.
Direct IRA – If you hold your shares of the Target Fund through a direct IRA and do not take action to transfer your investment in the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to August 19, 2025, your investment will be liquidated on August 21, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. Your share redemption will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 866-5SCHARF for more information.
In some cases, the liquidation of a shareholder’s investment and return of cash, or the transfer of a shareholder’s investment, may be subject to fees and expenses and may also be subject to U.S. federal income taxation. It may take some time for a shareholder to receive the cash. Shareholders should consult with their financial intermediary or tax and financial advisors for more information on the impact the Reorganization will have on their investments.
If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

WHAT IF THE REORGANIZATION IS APPROVED BY SHAREHOLDERS
AND I DO NOT WANT TO HOLD ETF SHARES?
If the Reorganization is approved and you do not want to receive ETF shares in connection with the Reorganization, you may exchange your Target Fund shares for shares of the Scharf Multi-Asset Opportunity Fund (the “Multi-Asset Fund”) or redeem your Target Fund shares prior to the Reorganization. If a Target Fund shareholder exchanges or redeems his or her shares and such shares are held in a taxable account, the shareholder will generally recognize a taxable gain or loss based on the difference between the Target Fund shareholder’s tax basis in the shares and the amount received for them.
WILL THE REORGANIZATION AFFECT THE WAY MY INVESTMENTS ARE MANAGED?
No. Following the Reorganization, each Acquiring Fund will continue to be advised by Scharf and the same portfolio managers will continue to be responsible for day-to-day management of the Funds and for selecting portfolio holdings. Tidal Investments LLC (“Tidal”) will serve as the investment sub-adviser for each Acquiring Fund and will be responsible for the trading of securities. The Target Funds and corresponding Acquiring Funds have identical investment objectives and substantially similar investment policies, investment strategies and investment risk profiles. One material difference between the Target Funds and the Acquiring Funds is that each Target Fund has been operated as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) whereas each Acquiring Fund will be operated as a “non-diversified” fund under the 1940 Act. In addition, with respect to the Scharf Fund and the Scharf ETF, the Scharf Fund’s principal investment strategy included investing in equity securities of companies of all size market capitalizations, while the Scharf ETF’s principal investment strategy includes investing in equity securities of mid- and large-capitalization companies. Accordingly, the Scharf Fund is subject to small-, medium-, and large-sized company risks, while the Scharf ETF is subject to medium- and large-sized company risks.
Unlike mutual funds, such as the Target Funds, ETFs are not required to redeem shares directly from retail shareholders and as a result, the Acquiring Funds generally do not have to maintain a certain level of cash in order to maintain liquidity for redemptions, which may give the Acquiring Fund’s portfolio managers more flexibility to keep the portfolio more fully invested than a typical mutual fund.
For a more complete discussion, see the section below titled: “Comparison of Investment Objective, Strategies, Risks and Restrictions.”
ARE THERE ANY DIFFERENCES IN RISKS BETWEEN
THE TARGET FUNDS AND THE ACQUIRING FUNDS?
Yes. While most of the principal risks of the Target Funds and the Acquiring Funds are the same, the Acquiring Funds are subject to certain additional risks unique to ETFs, as well as to the risk of operating as a non-diversified fund.
For a more complete discussion, see the section below titled: “Comparison of Investment Objective, Strategies, Risks and Restrictions – Principal Investment Risks of the Target Funds and the Acquiring Funds.”
HOW DO THE FEES AND EXPENSES OF THE ACQUIRING FUNDS COMPARE
TO THOSE OF THE TARGET FUNDS?
Target Funds
During the Scharf Fund’s most recent fiscal year ended September 30, 2024, its total expense ratio was 0.89%. Scharf has contractually agreed to waive a portion or all of its management fees and pay Scharf Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%), to 0.79% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2026, and may be terminated only by the Board. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
During the Scharf Global Fund’s most recent fiscal year ended September 30, 2024, its total expense ratio was 0.63%. Scharf has contractually agreed to waive a portion or all of its management fees and pay Scharf Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%), to 0.52% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2026, and may be terminated only by the Board. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
Each Target Fund charges a 0.10% shareholder servicing fee.
Acquiring Funds
The management fee payable to Scharf by the Scharf ETF will be 0.75% of the average daily net assets of the Scharf ETF. However, the Scharf ETF will be subject to a unitary fee structure, under which the Scharf ETF will pay a management fee to Scharf and Scharf will be responsible for paying all expenses of the Scharf ETF except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Accordingly, the total annual operating expense ratio for the Scharf ETF will be 0.75% of the average daily net assets of the Scharf ETF, which is less than the total annual operating expense ratio after fee waivers and/or expense reimbursements for the Scharf Fund.
The management fee payable to Scharf by the Global Opportunity ETF will be 0.59% of the average daily net assets of the Global Opportunity ETF. However, the Global Opportunity ETF will be subject to a unitary fee structure, under which the Global Opportunity ETF will pay a management fee to Scharf and Scharf will be responsible for paying all expenses of the Scharf Global ETF except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Accordingly, the total annual operating expense ratio for the Global Opportunity ETF will be 0.59% of the average daily net assets of the Global Opportunity ETF, which is less than the total annual operating expense ratio after fee waivers and/or expense reimbursements for the Scharf Global Fund.
The Acquiring Funds do not charge a shareholder servicing fee. While the Board of the Trust has approved a Rule 12b-1 plan for each Acquiring Fund, there is no intention to charge that fee during the next year.
For a more detailed comparison of the Funds’ fees and expenses, see the section below titled “Fees and Expenses.”
WHO WILL PAY THE COSTS IN CONNECTION WITH THE REORGANIZATIONS?
The estimated cost of the Reorganization is expected to be approximately $125,000. Scharf, the investment adviser for the Target Funds and Acquiring Funds will bear 100% of the Reorganization costs except for any related portfolio transaction costs, which are expected to be de minimis (less than $10,000).
WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?
The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, Target Fund shareholders will receive cash payment for any fractional Target Fund Shares that they hold. Such shareholders will be required to recognize taxable gain or loss, if any, upon the receipt of cash for such fractional shares, if such shares are held in a taxable account.
As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, the Trust will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult their tax advisors about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “Information about the Reorganization – Federal Tax Consequences.”
HOW DO THE PURCHASE PROCEDURES OF THE FUNDS COMPARE?
Target Fund. Shares of the Target Funds are sold on a continuous basis by Quasar Distributors, LLC (the “Distributor”) at the next calculated NAV per share at the end of the trading day that the NYSE is scheduled to be open for business.
Acquiring Fund. Except for Creation Units of shares bought and sold by or through APs, Acquiring Fund Shares may be purchased only in the secondary market, such as on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the Acquiring Fund may be higher or lower than the Acquiring Fund’s intra-day NAV per share, and may be higher or lower than the Acquiring Fund’s next calculated NAV at the close of the trading day.
For a more complete discussion, see the section below titled “Differences in Purchase Procedures and Redemption Procedures.”
HOW DO THE REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES OF THE FUNDS COMPARE?
Target Fund. Shares of the Target Fund may be sold (redeemed) at the next calculated NAV directly with the Target Fund each day that the NYSE is scheduled to be open for business. The Target Funds do provide for the exchange of shares for other Scharf mutual funds.
Acquiring Fund. Unlike the Target Fund, individual shares of the Acquiring Fund may not be redeemed at NAV per share directly by the Acquiring Fund. Rather, shares of the Acquiring Fund may only be redeemed by APs in Creation Units. Otherwise, shares of the Acquiring Fund may only be sold in secondary market transactions, such as on exchanges and other trading platforms. The Acquiring Funds do not provide for the exchange of shares.
For a more complete discussion, see the section below titled “Differences in Purchase Procedures and Redemption Procedures.”
WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?
The Meeting is scheduled to occur on August 6, 2025. If the necessary shareholder approval is obtained at the Meeting and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about August 22, 2025.
How will shareholder voting be handled?
Shareholders who own Target Fund Shares at the close of business on May 22, 2025 (the “Record Date”), will be entitled to one vote for each share held, including a fractional vote for each fractional share held, with no shares having cumulative voting rights. Approval of the Plan by a Target Fund requires the affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting power of the voting securities of the Target Fund present or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target Fund are present or represented by proxy (“1940 Act Majority Vote”). Broadridge is a company that has been retained by the Target Funds to assist in the tabulation of shareholder votes. Broadridge is not affiliated with the Funds, Scharf or the Trust.
Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s) if eligible, or, online by following the online instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.
You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Proxy Statement/Prospectus.
What is the Board’s recommendation regarding Proposals 1 and 2?
The Trust’s Board unanimously recommends that you vote FOR the Plan on behalf of each Target Fund. At a meeting held on March 20-21, 2025, the Board, on behalf of each Target Fund, considered the proposal to reorganize each Target Fund with and into the corresponding Acquiring Fund, and unanimously approved the Plan, and voted to recommend that shareholders of each Target Fund vote to approve the Plan. For the reasons set forth in the Information about the Reorganization – Board Considerations” section of this Proxy Statement/Prospectus, the Board, including the Independent Trustees (as defined below), have determined that participation in the Reorganization is in the best interests of each Target Fund. The Board also concluded that the interests of the existing shareholders of each Target Fund would not be diluted as a result of the Reorganization.

FEES AND EXPENSES
Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the six months ended March 31, 2025, and the anticipated expenses of the Acquiring Fund during its first year of operation. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization.
Summary of Fund Fees and Expenses
Scharf Fund

	Target Fund Scharf Fund(1)	Acquiring Fund Scharf ETF (pro forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%	0.75%	(4)
Distribution and Service (Rule 12b-1) Fees	None	None
Other Expenses (includes 0.10% Shareholder Servicing Plan Fee for Target Fund)	0.20%	0.00%	(5)
Total Annual Fund Operating Expenses(2)	0.98%	0.75%
Less: Fee Waiver and/or Expense Reimbursement	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.89%	0.75%
(1)Current fees and expenses of the Scharf Fund are presented for the six months ended March 31, 2025 (annualized).
(2)Total Annual Fund Operating Expenses reflect the maximum Shareholder Servicing Plan fee allowed while the Expense Ratios in the unaudited Financial Highlights for the six months ended March 31, 2025 reflect actual expenses.
(3)Scharf has contractually agreed to waive a portion or all of its management fees and pay Scharf Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%), to 0.79% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2026, and may be terminated only by the Board. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
(4)The Acquiring Fund’s investment adviser will pay all expenses incurred by the Acquiring Fund (except for the fee paid to the Adviser pursuant to the advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act).
(5)Other expenses for the Acquiring Fund are estimated for the current fiscal year.

Scharf Global Fund

	Target Fund Scharf Global Fund(1)	Acquiring Fund Global Opportunity ETF (pro forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.59%	(4)
Distribution and Service (Rule 12b-1) Fees	None	None
Other Expenses (includes 0.10% Shareholder Servicing Plan Fee for Target Fund)	0.67%	0.00%	(5)
Total Annual Fund Operating Expenses(2)	1.37%	0.59%
Less: Fee Waiver and/or Expense Reimbursement	-0.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.63%	0.59%
(1)Current fees and expenses of the Scharf Global Fund are presented for the six months ended March 31, 2025 (annualized).
(2)Total Annual Fund Operating Expenses do not correlate to the Expense Ratios in the Financial Highlights, which reflect the actual operating expenses of the Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”). Total Annual Fund Operating Expenses reflect the maximum Shareholder Servicing Plan fee allowed while the Expense Ratios in the unaudited Financial Highlights for the six months ended March 31, 2025 reflect actual expenses.
(3)Scharf has contractually agreed to waive a portion or all of its management fees and pay Global Opportunity Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%) to 0.52% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2026, and may be terminated only by the Board. The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
(4)The Acquiring Fund’s investment adviser will pay all expenses incurred by the Acquiring Fund (except for the fee paid to the Adviser pursuant to the advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act).
(5)Other expenses for the Acquiring Fund are estimated for the current fiscal year.
Examples of Effect of Fund Expenses
These examples are intended to help you compare the cost of investing in the Target Fund Shares with the cost of investing in the Acquiring Fund Shares, both before and after the Reorganization. The example assumes:
•You invest $10,000 in the Target Fund and in the Acquiring Fund for the periods shown;
•Your investment has a 5% return each year and the Funds’ operating expenses remain the same (taking into account the Target Fund’s Expense Cap only through January 27, 2026); and
•You reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Scharf Fund	$91	$303	$533	$1,193
Scharf ETF – pro forma*	$77	$240	$417	$930
*The expense example reflects annual fund operating expenses for the most recent fiscal year (as disclosed in the current prospectus) of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are estimated and do not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any).

	One Year	Three Years	Five Years	Ten Years
Scharf Global Fund	$64	$361	$679	$1,582
Global Opportunity ETF – pro forma*	$60	$189	$329	$738
*The expense example reflects annual fund operating expenses for the most recent fiscal year (as disclosed in the current prospectus) of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are estimated and do not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any).
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Scharf Fund’s portfolio turnover rate was 32.94% of the average value of its portfolio and Scharf Global Fund’s portfolio turnover rate was 31.87% of the average value of its portfolio. The respective Acquiring Funds are expected to have a similar portfolio turnover rate.
There is not expected to be any material repositioning of a Target Fund’s portfolio in advance of the Reorganizations.
COMPARISON OF INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS
Scharf ETF and Scharf Fund
The Scharf ETF will have the same investment objective and substantially similar principal investment strategies and principal risks as the Scharf Fund, with the following exceptions:
•The Scharf ETF will be classified as a non-diversified fund whereas the Scharf Fund is classified as a diversified fund. The risk of operating as a non-diversified fund is that the Scharf ETF could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Scharf ETF more susceptible to economic, business, political or other factors affecting those issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. However, Scharf intends to manage the Scharf ETF in a substantially similar manner as the Scharf Fund.
•The Scharf Fund’s principal investment strategy included investing in equity securities of companies of all size market capitalizations, while the Scharf ETF’s principal investment strategy includes investing in equity securities of mid- and large-capitalization companies. Accordingly, the Scharf Fund is subject to small-, medium-, and large-sized company risks, while the Scharf ETF is subject to medium- and large-sized company risks.
Global Opportunity ETF and Scharf Global Fund
The Global Opportunity ETF will have the same investment objective and substantially similar principal investment strategies and principal risks as the Scharf Global Fund, with the following exception:
•The Global Opportunity ETF will be classified as a non-diversified fund whereas the Scharf Global Fund is classified as a diversified fund. The risk of operating as a non-diversified fund is that the Global Opportunity ETF could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Global Opportunity ETF more susceptible to economic, business, political or other factors affecting those issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. However, Scharf intends to manage the Global Opportunity ETF in a substantially similar manner as the Scharf Global Fund.
The same portfolio managers will continue to be responsible for day-to-day management of an Acquiring Fund. Tidal will serve as investment sub-adviser to the Acquiring Funds and will be responsible for trading portfolio securities.

Investment Objectives of the Scharf Fund and the Scharf ETF
Scharf Fund	Scharf ETF
The investment objective for both Funds is to seek long-term capital appreciation.
Investment Objectives of the Scharf Global Fund and the Global Opportunity ETF

Investment Objectives of the Scharf Fund and the Scharf ETF
Scharf Fund	Scharf ETF
Scharf Global Fund	Global Opportunity ETF
The investment objective for both Funds is to seek long-term capital appreciation.

Principal Investment Strategies of the Scharf Fund and the Scharf ETF
Scharf Fund	Scharf ETF
Under normal market conditions, the Scharf Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts), including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest up to 30% of its total assets in non-money market investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities.
Under normal market conditions, the Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of mid- and large- capitalization companies, rights, and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts), including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest up to 30% of its total assets in non-money market investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities.
In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value. The Scharf Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.	In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value. The Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.
In addition, the Scharf Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.	In addition, the Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.

Principal Investment Strategies of the Scharf Fund and the Scharf ETF
Scharf Fund	Scharf ETF
The Adviser uses a combination of proprietary research techniques including traditional fundamental research as well as quantitative technology tools (including rules-based software-enhanced models) to analyze and interpret information relevant to security selection and to integrate the Adviser’s views on security selection, valuation and risk into portfolio construction.	The Adviser uses a combination of proprietary research techniques including traditional fundamental research as well as quantitative technology tools (including rules-based software-enhanced models) to analyze and interpret information relevant to security selection and to integrate the Adviser’s views on security selection, valuation and risk into portfolio construction.
The Scharf Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.	The Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.	When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Investment Strategies of the Scharf Global Fund and the Global Opportunity ETF
Scharf Global Fund	Global Opportunity ETF
The Global Opportunity Fund primarily invests in U.S. and non-U.S. equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. Under normal circumstances, the Fund will invest at least 40% of its total assets in non-U.S. securities. During unusual market conditions, the Fund will invest at least 30% of its total assets in non-U.S. securities. Such foreign securities may be listed on foreign exchanges as well as in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). There are no geographic limits on the Fund’s investments, and the Fund may invest in securities of companies located both in the U.S. and abroad and in developed or emerging markets. However, the Fund will invest primarily in the securities of companies located in at least four different countries. The Fund may also invest up to 30% of its total assets in non-money market investment companies, including mutual funds and exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities. Under normal market conditions, the Fund will typically invest in less than 50 securities.	The Fund primarily invests in U.S. and non-U.S. equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. Under normal circumstances, the Fund will invest at least 40% of its total assets in non-U.S. securities. During unusual market conditions, the Fund will invest at least 30% of its total assets in non-U.S. securities. Such foreign securities may be listed on foreign exchanges as well as in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). There are no geographic limits on the Fund’s investments, and the Fund may invest in securities of companies located both in the U.S. and abroad and in developed or emerging markets. However, the Fund will invest primarily in the securities of companies located in at least four different countries. The Fund may also invest up to 30% of its total assets in non-money market investment companies, including mutual funds and exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities. Under normal market conditions, the Fund will typically invest in less than 50 securities.

In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value. The Global Opportunity Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spin-offs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.	In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value. The Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spin-offs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.
The Adviser uses a combination of proprietary research techniques including traditional fundamental research as well as quantitative technology tools (including rules-based software-enhanced models) to analyze and interpret information relevant to security selection and to integrate the Adviser’s views on security selection, valuation and risk into portfolio construction.	The Adviser uses a combination of proprietary research techniques including traditional fundamental research as well as quantitative technology tools (including rules-based software-enhanced models) to analyze and interpret information relevant to security selection and to integrate the Adviser’s views on security selection, valuation and risk into portfolio construction.
In addition, the Global Opportunity Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries and market capitalizations and may be of any maturity and include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.	In addition, the Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries and market capitalizations and may be of any maturity and include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.
The Global Opportunity Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.	The Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.	When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Additional details on the principal investment strategies, which apply to each Target Fund and Acquiring Fund
Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing consistent and sustainable earnings, cash flow and/or book value.
The Adviser regularly screens for stocks that satisfy its criteria. Generally, only a small fraction of the stocks screened meet the Adviser’s criteria and qualify for further fundamental research. Such research consists of qualitative confirmation of the potential identified by the screen. This may include examination of a company’s annual reports and other shareholder materials, as well as contacting the company’s management.
In general, the Adviser utilizes five key elements in its investment philosophy:
1.Low Valuation – The Adviser employs a bottom-up, valuation-oriented investment strategy. The Adviser believes that companies with low valuation ratios (low price to earnings, low price to cash and low price to book value) outperform stocks with higher valuations over the long term.
2.Discount to Fair Value – Because value may not be easy to discern and may not be precisely quantifiable, the Adviser attempts to purchase securities trading at a significant discount to what the Adviser believes to be fair value. By purchasing securities only when they are at a significant discount to fair value, the Adviser hopes to mitigate downside risk.
3.Investment Flexibility - Opportunities are not confined within style boxes. The Adviser searches for compelling investments in companies large and small, foreign and domestic. The Adviser’s proprietary screen applies across the investment spectrum.
4.Focus – Each Fund will typically be constructed with only the Adviser’s top ideas at the time of purchase. The Adviser believes that owning too many stocks can be counterproductive to enhancing the risk/reward profile of each Fund.
5.Long-Term Perspective – The Adviser believes that the appropriate measurement period for the success of its investment strategy is a complete market cycle; that is, from peak to the succeeding peak or a trough to the succeeding trough. This may enable the Adviser to take advantage of opportunities that investors with shorter time horizons may overlook.
The Adviser uses a combination of proprietary research techniques including traditional fundamental research as well as quantitative technology tools (including rules-based software-enhanced models) to analyze and interpret information relevant to security selection and to integrate the Adviser’s views on security selection, valuation and risk into portfolio construction.
The Funds may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spin-offs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes. Valuation of securities experiencing special situations may include, but is not limited to, sum-of-the-parts analysis, comparables and liquidation value.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
Cash and Cash Equivalent Holdings
Each Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in a Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.
To the extent that a Fund uses a money market fund or an exchange-traded fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s or exchange-traded fund’s management fees and operational expenses.
Each Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the Funds’ Statement of Additional Information (“SAI”).

Investment Restrictions of the Target Fund and the Acquiring Fund
The investment restrictions for the Funds are identical, except that each Acquiring Fund will operate as a “non-diversified” fund as outlined below.
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Target Funds	Acquiring Funds
Each Fund may not:
1.Borrow money, except as permitted under the 1940 Act.
2.Issue senior securities, except as permitted under the 1940 Act.
3.Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
4.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
5.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
6.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
7.Make loans to others, except as permitted under the 1940 Act.
8.With respect to 50% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)

Each Fund may not:
1.Borrow money, except as permitted under the 1940 Act.
2.Issue senior securities, except as permitted under the 1940 Act.
3.Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
4.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
5.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
6.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
7.Make loans to others, except as permitted under the 1940 Act.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.Invest in securities of other investment companies, except as permitted under the 1940 Act.
3.Hold, in the aggregate, more than 15% of its net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act.
Principal Investment Risks of the Target Funds and the Acquiring Funds
Except for the “ETF Risks”, the applicable market-capitalization risks, and the “Non-Diversified Risk”, the principal investment risks for each Target Fund and corresponding Acquiring Fund are identical as outlined below. The principal risks of investing in the Funds that may adversely affect a Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Funds will achieve their investment objectives. Unless stated otherwise, references throughout this section to “the Fund” apply to each of the Funds.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.
Model Risk. The Adviser may use proprietary models in identifying, evaluating and selecting securities for the Fund, and to weight the portfolio. These models generally use technology and software and rely on both internally developed data as well as third-party data. Technology implemented tools are subject to greater risks associated with computer hardware and software, including risks associated with cybersecurity events or software faults. Inaccurate or incomplete data, or improper application of data within a model, could limit the effectiveness of any quantitative tool. Models may be improperly constructed, or may rely on factors (such as historical market performance data) that may not be as relevant in current markets. The Fund could be adversely affected by the Adviser’s use of models in managing the Fund’s portfolio.
Technology Risk. The Adviser uses a range of technology and software programs in managing the Fund. These include proprietary and third-party data and systems used to identify or evaluate securities or otherwise support portfolio managers. Software or hardware failures or faults, cyber events, incorrect programming, or inaccurate, incomplete or unreliable data could adversely affect the Adviser’s implementation of the investment strategy and the Fund’s performance.
Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Depositary Receipt Risk. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.
Large-Sized Company Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations. At times when this style is out of favor, the Fund may underperform funds that follow different investing styles.
Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
Fixed-Income Securities Risk. The following risks are associated with the Fund’s investment in fixed-income securities:
•Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
•Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.
High-Yield Securities Risk. Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.
Asset-Backed Securities Risk. Asset-backed securities are subject to certain risks including prepayment and call risks. When an obligation is prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed-income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed-income securities.
Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.
Bank Debt Risk. The Fund’s investments in in secured and unsecured assignments of bank debt may create substantial risk. In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
Inflation Protected Securities Risk. The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
Applicable to the Target Funds only
Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
Applicable to the Acquiring Funds only
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Medium-Sized Company Risk. The Fund may invest in the securities of mid-sized companies. As a result, the Fund’s performance may be adversely affected if securities of mid-sized companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
•Small-Sized Company Risk (Scharf Global Opportunity ETF only). The securities of small-sized companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger capitalization companies. The securities of small-sized companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller capitalization companies than for larger, more established companies.
PERFORMANCE HISTORY
For each Reorganization, the Acquiring Fund will be the surviving legal entity, and will adopt the accounting history of the Target Fund. As a result, the Acquiring Fund will assume the performance history of the corresponding Target Fund when the Reorganization closes.
Scharf Fund
The following performance information indicates some of the risks of investing in the Scharf Fund. The bar chart shows the Scharf Fund’s performance for the calendar years ended December 31. The table illustrates how the Scharf Fund’s average annual returns for one-year, five-years, ten-years, and since inception periods compare with those of a broad measure of market performance and an additional index the Adviser believes reflects the market sectors in which the Fund invests. Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.
Annual Returns as of December 31 – Institutional Class
The Target Fund’s year-to-date return as of March 31, 2025 was 3.61%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 13.16% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -15.60% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2024)
Institutional Class	1 Year	5 Years	10 Years	Since Inception (12/30/2011)
Return Before Taxes	7.83%	9.35%	8.55%	10.99%
Return After Taxes on Distributions	6.63%	7.75%	7.17%	9.82%
Return After Taxes on Distributions and Sale of Fund Shares	5.51%	7.23%	6.70%	9.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.75%
Russell 1000 Value Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.49%	11.23%
(1)The Adviser believes that the additional index reasonably represents the market sectors in which the Fund invests.
Effective December 31, 2024, Retail Class shares of the Fund were converted into Institutional Class shares.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Scharf Global Fund
The following information provides some indication of the risks of investing in the Global Opportunity Fund. The bar chart shows the annual return for the Fund’s Institutional Class shares from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years, 10-years, and since inception periods compare with that of a broad measure of market performance. The Fund’s Retail Share Class was redesignated into an Institutional Share Class on December 30, 2022. Institutional Class performance shown prior to this date is for the Retail Class. As each share class would be invested in the same portfolio of securities returns would be similar and would differ only to the extent that the classes do not have the same expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.
Annual Returns as of December 31 – Institutional Class
The Target Fund’s year-to-date return as of March 31, 2025 was 4.74%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.08% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -18.64% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2024)
Institutional Class (formerly, Retail Class)	1 Year	5 Years	10 Years	Since Inception (10/14/2014)
Return Before Taxes	6.09%	6.98%	8.33%	8.97%
Return After Taxes on Distributions	5.36%	6.08%	7.09%	7.74%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	5.43%	6.52%	7.08%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23%	9.59%
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Global Opportunity Fund through tax-deferred arrangements, such as 401(k) plans or IRAs.
MANAGEMENT OF THE FUNDS
Investment Adviser
Scharf Investments, LLC, is the investment adviser to the Target Funds and the Acquiring Funds and is located at 16450 Los Gatos Boulevard, Suite 207, Los Gatos, California 95032. Scharf is employee controlled and has been registered with the SEC since 1983. The Adviser provides investment management services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations, and corporations.
Investment Sub-Adviser
Tidal Investments LLC, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 (“Tidal” or the “Sub-Adviser”) will serve as the investment sub-adviser to each of the Acquiring Funds, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Tidal.
Portfolio Managers
The following table identifies the portfolio managers for each of the Target Funds and Acquiring Funds. The portfolio managers are equally responsible for the day-to-day management of the Funds that they manage.

	Scharf Fund	Scharf ETF
Portfolio Managers from Scharf	Brian A. Krawez, CFA, President, Investment Committee Chairman and Lead Equity Manager of the Adviser and Gabe Houston, Investment Committee Member and Senior Research Analyst of the Adviser
Portfolio Manager from Tidal	N/A	Charles A. Ragauss, CFA, Portfolio Manager at Tidal

	Scharf Global Fund	Global Opportunity ETF
Portfolio Managers from Scharf	Brian A. Krawez, CFA, President, Investment Committee Chairman and Lead Equity Manager of the Adviser and Gabe Houston, Investment Committee Member and Senior Research Analyst of the Adviser
Portfolio Manager from Tidal	N/A	Charles A. Ragauss, CFA, Portfolio Manager at Tidal
Brian A. Krawez, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Funds. Mr. Krawez is President, Investment Committee Chairman and Lead Equity Manager of the Adviser. He has been with the Adviser since 2007. Mr. Krawez earned both his Bachelor of Science degree and Master of Business Administration from the University of California at Berkeley.
Gabe Houston serves as an Investment Committee member and Senior Research Analyst for the Adviser. He has been with the Adviser since 2006. Mr. Houston earned a Bachelor of Arts in business management economics from the University of California, Santa Cruz.

Mr. Ragauss serves as Portfolio Manager of the Sub-Adviser, having joined the Sub-Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.
The SAI for the Target Fund and Acquiring Funds provides additional information about each Portfolio Manager’s compensation structure, other accounts that the Portfolio Manager manages and the Portfolio Manager’s ownership of Shares.
DIFFERENCE IN PURCHASE PROCEDURES AND REDEMPTION PROCEDURES
There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics. Additionally, see Appendix A for more information on purchase and redemption procedures of the Acquiring Funds.

	Target Funds	Acquiring Funds
Distribution	Shares may be purchased by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network by telephone, through the Automatic Investment Plan (“AIP”), or through a bank or through one or more brokers authorized by the Funds to receive purchase orders.
Individual shares may be purchased in the secondary market on an exchange, through a broker.
New shares may only be purchased directly from an Acquiring Fund in large groups called “creation units” and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with a Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the Exchange, through a broker. Authorized Participants may purchase creation units of shares from the Trust.
Redemption procedures	Shareholders may redeem shares directly from a Target Fund or through a financial intermediary at NAV at any time and will receive proceeds in cash.
Individual shareholders “exit” their investment in the Acquiring Funds by selling shares on the Exchange, through a broker.
Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

For Target Funds and the Acquiring Funds, the NAV of a fund is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business.
Differences in Purchases of Shares
Target Funds
Shares of the Target Funds are sold at net asset value (“NAV”). Shareholders or prospective shareholders of the Target Funds may purchase shares of the Target Funds on any day that the NYSE is open for trading, subject to certain restrictions. Target Funds’ shares may be purchased on any business day by written request via mail (Scharf Funds, [Name of Fund] c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 866-5SCHARF, or through a financial intermediary. Target Funds’ shares may also be purchased by wire transfer. The minimum initial investment for Scharf Fund is $1,000,000, and for Scharf Global Fund $10,000. Neither of the Target Funds have a minimum for subsequent investment.
Acquiring Funds
Shares of the Acquiring Funds are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because the Acquiring Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Acquiring Funds issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring Funds generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
When purchasing shares of the Acquiring Funds, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Differences in Redemption of Shares
Target Funds
Shares of the Target Funds are redeemed directly from the Target Funds at net asset value (“NAV”) on any day that the NYSE is open for trading, subject to certain restrictions. Target Funds’ shares may be redeemed on any business day by written request via mail (Scharf Funds, [Name of Fund], c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 866-5SCHARF, or through a financial intermediary. Target Funds’ shares may also be redeemed by wire transfer.
Acquiring Funds
The Acquiring Fund is traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring Fund, except in creation units. To exit an investment, an investor would sell individual ETF Shares on the Exchange through a broker-dealer. If an investor wishes to sell shares of the Acquiring Fund, the investor should contact their broker. Investors may incur a brokerage fee when selling shares of the Acquiring Fund. Because the shares trade on an exchange at market prices rather than at the net asset value shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring Fund. Redemption activity conducted by Authorized Participants directly with the Acquiring Fund will generally be done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units.
Pricing and Valuation Arrangements
The Target Funds and Acquiring Funds apply the same procedures for calculating their NAV per share. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. The Funds have adopted the same policies and procedures for valuing their portfolio assets. The Funds value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Fund’s Board. The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Funds may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Funds ordinarily values its securities at 4:00 p.m., Eastern time.
DISTRIBUTOR
Quasar Distributors, LLC is the distributor for both the Target Funds and the Acquiring Funds. The Distributor is a broker-dealer registered with the SEC.
For the Target Funds, the Distributor provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous.
For the Acquiring Fund, the Distributor distributes Creation Units on an agency basis and does not maintain a secondary market in Shares.
The Board adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Acquiring Funds. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. However there are no plans to impose these fees in the next year. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Institutional Class of shares of each Target Fund does not charge a Rule 12b-1 fee. However, the Institutional Class of shares of each Target Fund does charge a 0.10% Shareholder Servicing Fee.
Neither the Target Funds nor the Acquiring Funds charges sales loads or deferred sales loads.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Proxy Statement/Prospectus, at the Meeting, the shareholders of each Target Fund will be asked to approve an Agreement and Plan of Reorganization to reorganize the applicable Target Fund into a corresponding Acquiring Fund (the “Plan”) as provided in Appendix B. Under the Plan, subject to the requisite approval of the Reorganization, each Target Fund will transfer all of its assets (other than cash paid out to shareholders for fractional shares, if any) to the Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by its corresponding Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value (other than cash in lieu paid out for fractional shares, if any) equal to the aggregate net asset value of the shares of the Target Fund on the as of the effective time and date of the closing of the Reorganization (“Closing Date”) (currently, the Closing Date is expected to be August 22, 2025). The shares of an Acquiring Fund will be distributed pro rata to the shareholders of the corresponding Target Fund in complete liquidation of the Target Fund. Holders of shares of each Target Fund will receive the number of shares of the corresponding Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of such Target Fund that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of a Target Fund will have approximately the same percentage of ownership in an Acquiring Fund as such shareholder’s percentage of ownership in a Target Fund prior to the Reorganization, adjusted for the payment of cash in redemption of fractional shares.
The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Funds and the Acquiring Funds, has approved the Plan. The Plan provides for:
a.the transfer of all of the assets (other than paid out for fractional shares, if any) and the liabilities of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund;
b.the distribution of the Acquiring Fund shares to the Target Fund’s shareholders; and
c.the termination of the Target Fund as a separate series of the Trust.
If the proposed Reorganization is completed, the Acquiring Fund will acquire all of the assets (other than paid out for fractional shares, if any) and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization (other than paid out for fractional shares, if any).
Reasons for the Proposed Conversion
The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Target Fund and its shareholders if the Target Fund is merged with the corresponding Acquiring Fund because (1) each Acquiring Fund has an identical investment objective and substantially the same investment strategies and policies as the Target Fund; (2) operating the investment strategy in the ETF model will be less expensive than continuing to operate in a mutual fund model; (3) shareholders will be able to purchase or sell shares of an Acquiring Fund throughout the trading day at the then prevailing market price; and (4) each Acquiring Fund is expected to have a lower total expense ratio than the Target Fund and will provide certain tax efficiencies.
The Adviser recognizes that after the Reorganization, shareholders will no longer have the right to redeem fund shares individually from the Fund directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating each Fund as an ETF will result in a better outcome for shareholders over the long-term.
The Adviser believes each Acquiring Fund will be less expensive to operate because some types of fees, commonly paid by mutual funds, are not paid by ETFs or are paid at a much lower level. These fees are:
a.Transfer agency fees, which are paid to transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds.
b.Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. ETFs do not have these programs and shareholders receive this information from their financial intermediaries instead.
c.State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.
d.Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a much lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by a Fund and its shareholders.
e.When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.
f.When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and pay custody fees on those trades and realize capital gains and losses to be distributed to all shareholders. When a block of shares is redeemed from the ETF, the redemption is paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the ETF generally does not sell portfolio holdings to pay redemptions. (We say “generally” because each Target Fund holds foreign securities; in some foreign securities markets, often called “cash in lieu” markets; in those markets, a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds). The Adviser believes that all of these fee reductions will contribute to lower overall total expense ratios for the Acquiring Funds.
Board Considerations
The Board considered the Reorganization, which was recommended by Scharf, at a meeting held on March 20-21, 2025. In considering the Reorganization, the Board reviewed detailed information, including in written materials and oral presentations, from Scharf. The Board evaluated, among other things, Scharf’s rationale for recommending the Reorganization, the terms of the Plan, the investment objective and strategies of the Target Fund and corresponding Acquiring Fund, the expenses relating to the Reorganization, the advisory fee rates and expense ratios of the Target Fund and corresponding Acquiring Fund, the experience and expertise of the Acquiring Funds’ investment adviser, the federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization.
After careful consideration, the Board, including the Independent Trustees, determined that the Reorganization was in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund would not be diluted as a result of the Reorganization. The Board unanimously approved the Plan and agreed to recommend that shareholders of each Target Fund vote in favor of the proposal. In determining to approve the Reorganization and recommend it to Target Fund shareholders, each member of the Board, applying his or her business judgment, considered all of the factors as a whole. The Board did not find any one factor to be determinative, and each individual Trustee may have attributed different weights to different factors.
The Board’s considerations included, but were not limited to, the following:
•The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of each Target Fund will be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The Board also considered that pursuant to the Plan, each Target Fund shareholder will receive Acquiring Fund shares equal in number and value to the number and aggregate NAV of the Target Fund shares he or she held immediately prior to the Reorganization, except fractional Target Fund shares held would be redeemed for cash in the Reorganization.

•Conversion from Mutual Fund to ETF Structure. The Board considered the implications of converting from a traditional mutual fund to an exchange-traded fund (“ETF”) structure. In this regard, the Board considered the relative advantages and disadvantages of each such structure, including matters discussed with Scharf and Tidal regarding the likely trading experience of Acquiring Fund shareholders of discounts, premiums and bid-ask spreads. The Board considered that, in order to receive Acquiring Fund shares in the Reorganization, certain Target Fund shareholders would need to open brokerage accounts that are able to hold exchange-traded securities.
•No Dilution. The Board considered that, for purposes of the Reorganization, the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund, as well as the NAV of each share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund Prospectus and SAI, as supplemented. Accordingly, the Board considered that the interests of Target Fund shareholders will not be diluted as a result of the Reorganization. The Board also considered that, if shareholders of the Target Fund did not wish to become shareholders of the Acquiring Fund, they could redeem their Target Fund shares before the Reorganization. The Board considered that no commission or other transactional fees would be imposed on Target Fund shareholders in connection with any such redemption or in connection with the Reorganization.
•Identical Investment Objective and Substantially Similar Investment Strategies. The Board considered that the investment objectives are identical and the investment strategies are substantially similar between the Acquiring Fund and corresponding Target Fund, with following exception: With respect to the Scharf Fund and the Scharf ETF, the Scharf Fund’s principal investment strategy included investing in equity securities of companies of all size market capitalizations, while the Scharf ETF’s principal investment strategy includes investing in equity securities of mid- and large-capitalization companies. Accordingly, the Scharf Fund is subject to small-, medium-, and large-sized company risks, while the Scharf ETF is subject to medium- and large-sized company risks. The Board also considered that the principal investment risks and fundamental restrictions of the Target Fund and the corresponding Acquiring Fund are substantially similar, with the following exception: Each Acquiring Fund will be classified as a non-diversified fund whereas each Target Fund is classified as a diversified fund. The risk of operating as a non-diversified fund is that such Acquiring Fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make an Acquiring Fund more susceptible to economic, business, political or other factors affecting those issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. However, Scharf intends to manage each Acquiring Fund in a substantially similar manner as each respective Target Fund.
•Portfolio Managers. The Board considered that the Scharf portfolio managers who are responsible for the day-to-day investment of each Target Fund’s portfolio will continue to be responsible for day-to-day investment of the corresponding Acquiring Fund’s portfolio. The Board also considered that one portfolio manager from Tidal would enlarge the portfolio management team and would be responsible for trading of portfolio securities for the Acquiring Funds.
•Expenses Relating to Reorganization. The Board considered that neither the Target Fund nor Target Fund shareholders will incur any expenses in connection with the Reorganization. All expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Scharf, including expenses related to preparing and filing this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing the Proxy Statement/Prospectus, and any legal fees incurred to facilitate the transaction.
•Federal Income Tax Consequences. The Board considered that the Reorganization is expected to qualify as a reorganization for federal income tax purposes and that, as a result, shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in the Reorganization, except in connection with the redemption of fractional Target Fund shares held as of the date of the Reorganization. The Board noted that the Target Fund would receive an opinion of counsel regarding the tax treatment of the Reorganization.
•Relative Expense Ratios. The Board considered information comparing the Target Fund’s and Acquiring Fund’s gross and net expense ratios and noted that the total expense ratio for each Acquiring Fund is expected to be lower than that of the corresponding Target Fund. The Board considered that the total expense ratio of each Acquiring Fund would effectively be capped by the unitary fee arrangement to be used by the Acquiring Fund in lieu of a traditional contractual waiver arrangement, such as that applicable to the Target Funds.

•Distribution and Service Fees. The Board considered that the Target Funds each charge a 0.10% shareholder servicing fee and that the Institutional Class of shares of each Target Fund does not have a Rule 12b-1 plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets. The Board also considered that each Acquiring Fund has a Rule 12b-1 plan but that Scharf represented that there is no current intent to impose 12b-1 fees on the Acquiring Funds.
•Other Alternatives. The Board considered alternatives to the Reorganization, including taking no action with respect to the Target Funds. The Board considered the merits and viability of such other alternatives.
 Based on the foregoing, the Board, in the exercise of its reasonable business judgment, determined that the Reorganization is in the best interests of each Target Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Target Funds.
Costs and Expenses of the Reorganization
The Plan provides that all expenses of the Reorganization will be borne by Scharf. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by AST.
Capitalization
The following table sets forth the capitalization of the Funds and on a pro forma basis the successor Acquiring Fund, as of May 31, 2025, after giving effect to the Reorganization. The table does not show the actual combined aggregate for the number of shares the combined Funds being issued in connection with the Reorganization, as this will depend on the NAV and the number of shares outstanding of the Target Funds at the effective time of the Reorganization.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Scharf Fund	$421,758,825.80	7,862,433.922	$53.64
Pro Forma Adjustments	$381,035,653.20	7,103,572.953	—
Scharf ETF (Pro Forma)(1)	$802,794,479.00(2)	14,966,006.875	$53.64

Scharf Global Fund	$28,919,507.57	776,773.904	$37.23
Pro Forma Adjustments	$58,683,911.43	1,576,253.329	—
Global Opportunity ETF (Pro Forma)(1)	$87,603,419.00(3)	2,353,027.233	$37.23
(1) Simultaneously with each Reorganization, the assets of the participating separately managed accounts (SMAs) that are managed in accordance with the investment strategy utilized by the Scharf ETF will be transferred to the Scharf ETF and the assets of the participating SMAs that are managed in accordance with the investment strategy utilized by the Global Opportunity ETF will be transferred to the Global Opportunity ETF by the respective holders of such accounts (the “Additional Transactions”). The pro forma balances are presented as if the Reorganization and Additional Transactions were effective as of May 31, 2025, and are presented for informational purposes only. The actual Closing Date of each Reorganization and Additional Transactions is expected to be on or about after the close of trading on August 22, 2025, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the respective Reorganization and Additional Transactions.

(2) Net assets include (a) the Scharf Fund and (b) the SMAs ($381,035,653.20). The amount of net assets attributable to the SMAs is based on Scharf’s estimate of the amount of assets that will participate in the Additional Transactions and the actual amount may be different.

(3) Net assets include (a) the Scharf Global Fund and (b) the SMAs ($58,683,911.43). The amount of net assets attributable to the SMAs is based on Scharf’s estimate of the amount of assets that will participate in the Additional Transactions and the actual amount may be different.

Federal Tax Consequences
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of a Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of an Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
Shares of the Acquiring Funds are not issued in fractional shares. As a result, the Target Funds will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.
Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses. As of its most recent fiscal year ended September 30, 2024, neither Target Fund had any capital loss carryforwards. The amount of a Target Fund’s capital loss carryovers as of the date of the Reorganization may differ substantially from this amount. An Acquiring Fund’s ability to use the capital loss carryovers of the Target Fund, if any, to offset gains of the Acquiring Fund, if any, in a given tax year after the Reorganization may be limited by loss limitation rules under Federal tax law and depends on various other factors, including the future realization of capital gains or losses.
There is not expected to be any material repositioning of a Target Fund’s portfolio in advance of the Reorganizations.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code. As a condition to the Reorganization, the Target Funds and the Acquiring Funds have requested an opinion of Sullivan & Worcester LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes, while the matter is not entirely free of doubt:
1.The transfer of the assets by a Target Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund in exchange for Acquiring Fund shares and the distribution of the Acquiring Fund shares to the shareholders of the Target Fund as provided in the Plan will constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code and with respect to such “reorganization,” the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
2.In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by a Target Fund upon:
a.the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund; or
b.the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation.
3.In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by an Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund.
4.In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of their shares of the Target Fund for the Acquiring Fund shares (except with respect to cash received in lieu of fractional shares).
5.In accordance with Section 358(a)(1) of the Code, the aggregate tax basis of an Acquiring Fund shares the Target Fund shareholders receive in the Reorganization (as adjusted for amounts allocable to cash received in lieu of any fractional shares) will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor.
6.In accordance with Section 362(a) of the Code, the tax basis in the hands of an Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer.
7.In accordance with Section 1223(2) of the Code, the holding period of the assets of a Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund.
8.In accordance with Section 1223(1) of the Code, the holding period for an Acquiring Fund shares each of the Target Fund shareholders receives in the Reorganization will include the period for which the shareholder held the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as capital assets on the date of the exchange.

9.An Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.
No opinion will be expressed as to (1) the effect of the Reorganization on a Target Fund, an Acquiring Fund or any shareholder of a Target Fund with respect to any (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognize upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
VOTING INFORMATION
PROXY STATEMENT/PROSPECTUS
You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Funds’ Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.
This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about June 23, 2025 to all shareholders entitled to vote.
Shareholders may attend the Meeting. The Meeting will begin promptly on August 6, 2025, at 12:00 p.m., Central time and be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. Only Target Fund shareholders will be able to participate in the Meeting.
Shareholders of record of the Target Funds as of the close of business on the Record Date of May 22, 2025 are entitled to vote at the Meeting. The number of outstanding shares of each Target Fund on the Record Date are set forth below. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Target Funds	Outstanding Shares
Scharf Fund	7,859,848.809
Scharf Global Fund	771,719.952
Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Entity in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.
Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.
QUORUM REQUIREMENT AND ADJOURNMENT
A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. Under the Trust’s Agreement and Declaration of Trust, as amended, a Quorum is constituted by the presence in person or by proxy of at least 40% of the outstanding shares of the a Target Fund entitled to vote at the Meeting.
With respect to each Target Fund, if sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned with respect to such Target Fund to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of a Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.
Because each Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposals are non-discretionary, the Target Funds do not expect to receive broker non-votes.
Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” a Proposal because an absolute percentage of affirmative votes is required to approve a Proposal.
Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposals.
VOTE NECESSARY TO APPROVE THE PROPOSAL
Shareholders of a Target Fund must approve the applicable Proposal by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.
PROXY SOLICITATION
In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, electronic media, or personal contacts. The Target Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.
In addition to solicitations by mail, officers and employees of the Target Funds, Scharf and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.
As the Meeting date approaches, you may receive a telephone call from a representative of the Target Funds if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Target Funds’ representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Funds’ representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Funds, then the Target Funds’ representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Funds’ representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Funds’ representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Target Funds immediately if his or her instructions are not correctly reflected in the confirmation.
DIVIDENDS AND DISTRIBUTIONS
Target Funds
The Target Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Target Funds may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in a Target Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Target Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends will be taxable whether received in cash or in additional shares.
Acquiring Funds
The Acquiring Funds intend to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Acquiring Funds will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. The investor’s broker is responsible for distributing the income and capital gain distributions to the investor.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Funds and the Acquiring Funds is September 30. The financial highlights for the Target Funds are included in Appendix C, and have been derived from financial statements audited by Tait, Weller & Baker LLP, except for information provided for the six months ended March 31, 2025, which is unaudited.
The financial highlights of each Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2024, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Funds and the Acquiring Funds; and (ii) the Semi-Annual Report to shareholders of the Target Funds for the six months ended March 31, 2025, which are unaudited. The Tailored Shareholder Reports for the annual and semi-annual periods, which have previously been sent to shareholders, are available on request and without charge by writing to the Fund at Scharf Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, and are incorporated by reference into this Proxy Statement/Prospectus.
As of the date of this Proxy Statement/Prospectus, the Acquiring Funds have not commenced operations and have no financial highlights. The Acquiring Funds will assume the accounting history of the Target Funds at the closing of the Conversion.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring Funds shares to be issued to the shareholders of the Target Funds in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. Because each Fund is series of AST, the Funds’ shares have identical characteristics.
The following is a summary of the material rights of shareholders of the Funds but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), AST’s Agreement and Declaration of Trust, and AST’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Funds and Acquiring Funds are series of AST, an open-end management investment company organized as a Delaware statutory trust on October 3, 1996. The Target Fund and the Acquiring Fund both offer one class of shares.
Capital Stock. AST is authorized to issue an unlimited number of interests (or shares). The Target Funds are open-end mutual funds and the Acquiring Funds are exchange traded funds. Both are series formed by AST. Interests in the Target Funds and the Acquiring Funds are represented by shares of beneficial interest each with no par value. As of the date of this proxy statement/prospectus, shares of approximately 30 other series of AST are offered in separate prospectuses and statements of additional information. AST may start additional series and offer shares of new funds under AST at any time.
Voting Rights. Each share of the Target Funds and the Acquiring Funds represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. AST Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. AST is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of any Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of AST. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. AST shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of AST are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
AST is managed by the Board. The persons sitting on the Board will continue to be the same after the Reorganization.
OTHER SERVICE PROVIDERS
The Acquiring Funds will use the same service providers as currently used by the Target Funds:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Ownership of Securities of the Funds. As of the Record Date, the Target Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Funds as a group owned less than 1% of the outstanding voting securities of each of the Funds. The Acquiring Funds are not yet operational.

Shares Issued & Outstanding as of May 22, 2025
Scharf Fund	7,859,848.809
Scharf Global Fund	771,719.952
As of May 22, 2025, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Funds:

Scharf Fund

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC for the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington, Blvd., 4th Floor Jersey City, NJ 07310-1995	34.00%	Record
Morgan Stanley Smith Barney, LLC for the Exclusive Benefit of its Customers 1 New York Plz, 12th Floor New York, NY 10004-1965	30.75%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	24.53%	Record
Scharf Global Fund

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	58.52%	Record
Brian A. Krawez and Karen Krawez Revocable Living Trust, Karen Krawez and Brian A. Krawez Trustees U/A 02/11/2005 Los Gatos, CA 95032-5608	21.11%	Beneficial
National Financial Services, LLC for the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington, Blvd., 4th Floor Jersey City, NJ 07310-1995	12.60%	Record
Any beneficial shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.
AVAILABLE INFORMATION
AST is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020.
EXPERTS
The financial statements and financial highlights of the Target Fund and Acquiring Fund incorporated in this Proxy Statement by reference from the Funds’ annual report on Form N-CSR for the fiscal year ended September 30, 2024 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
OTHER MATTERS
The Target Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Target Fund at U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.
By order of the Board of Trustees,
/s/ Jeffrey T. Rauman
Jeffrey T. Rauman
President, Advisors Series Trust

APPENDIX A
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Principal Investment Strategies
Scharf ETF
Investment Objective
The Scharf ETF seeks long-term capital appreciation.
Under normal market conditions, the Scharf ETF primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Scharf ETF may invest include, but are not limited to, common and preferred stock of mid- and large- capitalization companies, rights, and warrants. The Scharf ETF may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts), including up to 25% of its total assets in issuers in emerging markets. The Scharf ETF may invest without limit in depositary receipts, such as ADRs, EDRs and GDRs. The Scharf ETF may also invest up to 30% of its total assets in other investment companies, including ETFs. The Scharf ETF may also invest in Rule 144A securities.
In addition, the Scharf ETF may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Scharf ETF may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, ETNs, money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Scharf ETF may invest include mortgage-backed securities.
Scharf Global Opportunity ETF (the “Global Opportunity ETF”)
Investment Objective
The Global Opportunity ETF seeks long-term capital appreciation.
The Global Opportunity ETF primarily invests in U.S. and non-U.S. equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Global Opportunity ETF may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. Under normal circumstances, the Global Opportunity ETF will invest at least 40% of its total assets in non-U.S. securities. During unusual market conditions, the Global Opportunity ETF will invest at least 30% of its total assets in non-U.S. securities. Foreign securities in which the Global Opportunity ETF may invest may be domiciled in countries outside of the United States and may be securities listed on foreign exchanges as well as in the form of depositary receipts, such as ADRs, EDRs and GDRs. There are no geographic limits on the Global Opportunity ETF’s investments, and Global Opportunity ETF may invest without limit in securities of companies located both in the U.S. and abroad, and in developed or emerging markets. The Global Opportunity ETF will invest primarily in the securities of companies located in at least four different countries. The Global Opportunity ETF may also invest up to 30% of its total assets in other investment companies, including mutual funds and ETFs. The Global Opportunity ETF may also invest in Rule 144A securities. Under normal market conditions, the Global Opportunity ETF will typically invest in less than 50 securities.
In addition, the Global Opportunity ETF may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Global Opportunity ETF may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, ETNs, money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries and market capitalizations and may be of any maturity and include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Global Opportunity ETF may invest include mortgage-backed securities.

Principal Investment Strategies Applicable to Each Acquiring Fund
Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing consistent and sustainable earnings, cash flow and/or book value.
The Adviser regularly screens for stocks that satisfy its criteria. Generally, only a small fraction of the stocks screened meet the Adviser’s criteria and qualify for further fundamental research. Such research consists of qualitative confirmation of the potential identified by the screen. This may include examination of a company’s annual reports and other shareholder materials, as well as contacting the company’s management.
In general, the Adviser utilizes five key elements in its investment philosophy:
1.Low Valuation – The Adviser employs a bottom-up, valuation-oriented investment strategy. The Adviser believes that companies with low valuation ratios (low price to earnings, low price to cash and low price to book value) outperform stocks with higher valuations over the long term.
2.Discount to Fair Value – Because value may not be easy to discern and may not be precisely quantifiable, the Adviser attempts to purchase securities trading at a significant discount to what the Adviser believes to be fair value. By purchasing securities only when they are at a significant discount to fair value, the Adviser hopes to mitigate downside risk.
3.Investment Flexibility - Opportunities are not confined within style boxes. The Adviser searches for compelling investments in companies large and small, foreign and domestic. The Adviser’s proprietary screen applies across the investment spectrum.
4.Focus – Each Acquiring Fund will typically be constructed with only the Adviser’s top ideas at the time of purchase. The Adviser believes that owning too many stocks can be counterproductive to enhancing the risk/reward profile of each Acquiring Fund.
5.Long-Term Perspective – The Adviser believes that the appropriate measurement period for the success of its investment strategy is a complete market cycle; that is, from peak to the succeeding peak or a trough to the succeeding trough. This may enable the Adviser to take advantage of opportunities that investors with shorter time horizons may overlook.
The Adviser uses a combination of proprietary research techniques including traditional fundamental research as well as quantitative technology tools (including rules-based software-enhanced models) to analyze and interpret information relevant to security selection and to integrate the Adviser’s views on security selection, valuation and risk into portfolio construction.
The Acquiring Funds may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spin-offs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes. Valuation of securities experiencing special situations may include, but is not limited to, sum-of-the-parts analysis, comparables and liquidation value.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
Cash and Cash Equivalent Holdings
Each Acquiring Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in an Acquiring Fund not achieving its investment objective and the Acquiring Fund’s performance may be negatively affected as a result.
To the extent that an Acquiring Fund uses a money market fund or an exchange-traded fund for its cash position, there will be some duplication of expenses because the Acquiring Fund would bear its pro rata portion of such money market fund’s or exchange-traded fund’s management fees and operational expenses.
Each Acquiring Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the Acquiring Funds’ Statement of Additional Information (“SAI”).

Principal Risks of Investing in the Acquiring Funds
The principal risks of investing in the Acquiring Funds that may adversely affect an Acquiring Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Acquiring Funds will achieve their investment objectives. Unless stated otherwise, references throughout this section to “the Fund” apply to each of the Scharf ETF and the Global Opportunity ETF.
ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of the Fund’s Shares and/or during periods of market volatility. Thus, you may pay more (or less) than NAV intra-day when you buy Shares in the secondary market, and you may receive more (or less) than NAV when you sell those Shares in the secondary market. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Cash Transaction Risk. Each Fund may effect a portion of its creations and redemptions for cash, rather than in-kind securities. Such Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-

kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Equity Securities Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.
Management Risk. Management risk describes the Fund’s ability to meet investment objectives based on the Adviser’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Adviser’s research, analysis, asset allocation among portfolio securities and ability to identify a stock’s appreciation potential. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.
Model Risk. The Adviser may use proprietary models in identifying, evaluating and selecting securities for a Fund, and to weight the portfolio. These models generally use technology and software and rely on both internally developed data as well as third-party data. Technology implemented tools are subject to greater risks associated with computer hardware and software, including risks associated with cybersecurity events or software faults. Inaccurate or incomplete data, or improper application of data within a model, could limit the effectiveness of any quantitative tool. Models may be improperly constructed, or may rely on factors (such as historical market performance data) that may not be as relevant in current markets. The Fund could be adversely affected by the Adviser’s use of models in managing the Fund’s portfolio.
Technology Risk. The Adviser uses a range of technology and software programs in managing the Fund. These include proprietary and third-party data and systems used to identify or evaluate securities or otherwise support portfolio managers. Software or hardware failures or faults, cyber events, incorrect programming, or inaccurate, incomplete or unreliable data could adversely affect the Adviser’s implementation of the investment strategy and the Fund’s performance.
Foreign and Emerging Market Securities Risk. The Fund may invest a portion (or all, with respect to the Scharf Global Opportunity ETF) of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.
In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.
Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise, could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.
The Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.
Depositary Receipt Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Foreign Currency Risk. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.
Large-Sized Company Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium-Sized Company Risk. The Fund may invest in the securities of mid-sized companies. As a result, the Fund’s performance may be adversely affected if securities of mid-sized companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
Small-Sized Company Risk (Scharf Global Opportunity ETF only). The securities of small-sized companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger capitalization companies. The securities of small-sized companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller capitalization companies than for larger, more established companies.
Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
Investment Style Risk. Stocks with relatively low valuations may perform differently from the market as a whole and from other types of stocks. At times when these securities are out of favor, the Fund may underperform funds that follow different investing styles. Investing in such undervalued securities involves risks that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value is overestimated. Such securities may decline in value even though they are already undervalued.
Investment Company Risk. If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. Investments in ETFs are also subject to the “ETF Risks” described above.
When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons. These reasons include the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
Fixed-Income Securities Risk. The following risks are associated with the Fund’s investment in fixed-income securities:
•Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. When interest rates decline, borrowers may pay off their fixed-income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.
•Interest Rate Risk. Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.
•Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and/or principal. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back interest and/or principal. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
High-Yield Securities Risk. Fixed-income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments due to adverse economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These securities are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.
Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Asset-Backed Securities Risk. Asset-Backed Securities Risk includes Interest Rate Risk, Credit Risk, Prepayment Risk, as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile. Under certain adverse market conditions, asset-backed securities may have more limited liquidity than usual.
Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed income securities. In particular, past events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.
Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Bank Debt Risk. The Fund’s investments in assignments of secured and unsecured bank debt may create substantial risk. In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in debt that is rated by a nationally recognized statistical rating organization or are unrated, and may invest in debt of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank debt in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.
Inflation Protected Securities Risk. Inflation protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There is always the risk that the rate of inflation will be lower than expected or that the relevant index intended to measure the rate of inflation will not accurately measure the rate of inflation and the securities will not work as intended.
Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.
Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment, producing a loss for the Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
PORTFOLIO HOLDINGS INFORMATION
Information about the Acquiring Funds’ daily portfolio holdings is available at www.scharfetfs.com. A description of the Acquiring Funds’ policies and procedures with respect to the disclosure of the Acquiring Funds’ portfolio holdings is available in the Acquiring Funds’ Statement of Additional Information (“SAI”).
MANAGEMENT OF THE ACQUIRING FUNDS
Investment Adviser
Scharf Investments, LLC, located at 16450 Los Gatos Boulevard, Suite 207, Los Gatos, California 95032, serves as investment adviser to the Acquiring Funds and has overall responsibility for the general management and administration of each Acquiring Fund. The Adviser was founded in 2004 and is registered with the SEC as an investment adviser. The Adviser is employee controlled and has been registered with the SEC since 1983. The Adviser provides investment management services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations, and corporations.
The Adviser provides the Acquiring Funds with advice on buying and selling securities. The Adviser also furnishes the Acquiring Funds with office space and certain administrative services and provides most of the personnel needed by the Acquiring Funds. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Acquiring Funds to operate.
The Adviser provides oversight of the Acquiring Funds’ Sub-Adviser, monitoring of the Sub-Adviser’s buying and selling of securities for the Acquiring Funds, and review of the Sub-Adviser’s performance. For the services it provides to the Acquiring Funds, each Acquiring Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Acquiring Fund’s average daily net assets as set forth in the table below.

Fund Name	Management Fee
Scharf ETF	0.75%
Scharf Global Opportunity ETF	0.59%
Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of each Acquiring Fund except for the fee paid to the Adviser pursuant to the Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives. In addition, the Adviser is responsible for expenses related to the shareholder proxy.

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to each Acquiring Fund. The Trust and the Adviser will apply for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Acquiring Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Acquiring Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Acquiring Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that the Acquiring Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Acquiring Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Acquiring Fund has approved the operation of the Acquiring Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.
The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Acquiring Fund under the Manager-of-Managers Structure will not permit management fees paid by the Acquiring Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to a sub-adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.
The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Acquiring Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.
Sub-Adviser
The Adviser has retained Tidal Investments LLC to serve as sub-adviser for the Acquiring Funds. The Sub-Adviser is responsible for the day-to-day trading of the Acquiring Funds. The Sub-Adviser is a registered investment adviser and Delaware limited liability company whose principal office is located at 234 West Florida Street, Milwaukee, Wisconsin 53204. The Sub-Adviser provides investment management services to ETFs and other investment companies. The Sub-Adviser is responsible for trading portfolio securities for the Acquiring Funds, including selecting broker-dealers to execute purchase and sale transactions or in connection with the rebalancing of the portfolio, subject to the supervision of the Adviser and the Board. For its services, the Adviser will pay the Sub-Adviser a management fee. The management fee paid to the Sub-Adviser is paid by the Adviser and not the Acquiring Funds.
A discussion regarding the basis for the Board of Trustees’ approval of each Acquiring Fund’s Investment Advisory Agreement and Sub-Advisory agreement will be available in the Acquiring Funds’ Core Financial Statements that will be filed as part of the Acquiring Funds’ first Form N‑CSR.
Portfolio Managers
The Acquiring Funds are team managed portfolios. The Scharf ETF and the Scharf Global Opportunity ETF are jointly and primarily managed by Messrs. Brian A. Krawez and Gabe Houston, with Mr. Charles A. Ragauss overseeing trading and execution for the Acquiring Funds. Messrs. Brian A. Krawez and Gabe Houston are members of the Adviser’s investment committee.

Brian A. Krawez, CFA, serves as President, Investment Committee Chairman, and Lead Equity Manager of the Adviser. He has been with the Adviser since 2007. Mr. Krawez earned both his Bachelor of Science degree and Master of Business Administration from the University of California at Berkeley.
Gabe Houston serves as an Investment Committee member and Senior Research Analyst for the Adviser. He has been with the Adviser since 2006. Mr. Houston earned a Bachelor of Arts in business management economics from the University of California, Santa Cruz.
Charles A. Ragauss, CFA, serves as Portfolio Manager at the Sub-Adviser, having joined the firm in September 2020. Prior to joining the Sub-Adviser, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.
The Acquiring Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Acquiring Funds.
HOW TO BUY AND SELL SHARES
Each Acquiring Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from an Acquiring Fund, and only APs may tender their Shares for redemption directly to an Acquiring Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by an Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the bid-ask spread on your transactions. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book-Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Acquiring Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with an Acquiring Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Acquiring Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Acquiring Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by an Acquiring Fund in effecting trades. In addition, the Acquiring Funds and the Adviser reserve the right to reject any purchase order at any time.
Determination of NAV
Each Acquiring Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing the Acquiring Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Acquiring Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by an Acquiring Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Adviser (as described below).
Fair Value Pricing
The Acquiring Funds employ fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Acquiring Fund’s pricing service, if applicable, does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Acquiring Funds does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which each Acquiring Fund determines its NAV per share. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Acquiring Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, an Acquiring Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that an Acquiring Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Acquiring Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Acquiring Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in an Acquiring Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with an Acquiring Fund.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Acquiring Funds intend to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Acquiring Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in each Acquiring Fund. Your investment in an Acquiring Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
Each Acquiring Fund intends to elect and qualify each year for treatment as a regulated investment company (“RIC”) under the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, an Acquiring Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when an Acquiring Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Acquiring Funds intend to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long an Acquiring Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by an Acquiring Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by an Acquiring Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Acquiring Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by an Acquiring Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by each Acquiring Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an Acquiring Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Dividends received by an Acquiring Fund from an ETF or underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such ETF or underlying fund. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by an Acquiring Fund from U.S. corporations, subject to certain limitations.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from an Acquiring Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by an Acquiring Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in an Acquiring Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If the Acquiring Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by an Acquiring Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. An Acquiring Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Acquiring Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
The Acquiring Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of an Acquiring Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Each Acquiring Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. An Acquiring Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause an Acquiring Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, an Acquiring Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Acquiring Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Acquiring Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION
The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Acquiring Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Acquiring Funds or the securities that are purchased or sold by the Acquiring Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Acquiring Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Acquiring Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Acquiring Funds’ website at www.scharfetfs.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, the Sub-Adviser, and the Acquiring Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in an Acquiring Fund particularly.

APPENDIX B
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this [ ] day of [ ], 2025 by and among (i) Advisors Series Trust, a Delaware statutory trust (the “Trust”), severally and not jointly on behalf of its respective series identified on Exhibit A hereto (each, a “Target Fund”); and (ii) the Trust, severally and not jointly on behalf of its respective series identified on Exhibit A hereto (each, an “Acquiring Fund”). Scharf Investments, LLC is a party to this Agreement solely for purposes of paragraph 9.2. Other than each Target Fund and each Acquiring Fund, no other series of the Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by each Target Fund or Acquiring Fund are made and shall be taken or undertaken by the Trust on behalf of each Target Fund and its corresponding Acquiring Fund.
WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange for shares of the corresponding Acquiring Fund (“Acquiring Fund Shares”) of equal value (except for the value of any fractional shares which will be distributed in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of each Reorganization) to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each, a “Reorganization”);
WHEREAS, each Acquiring Fund is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;
WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
WHEREAS, the Boards of Trustees of the Trust have authorized and approved each Reorganization with respect to the Target Fund and the Acquiring Fund.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF EACH REORGANIZATION
1.1.    The Trust agrees to take the following steps with respect to each Reorganization:
(a)    The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares (excluding fractional shares) determined in the manner set forth in Section 2.
(b)    The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”). Assets shall not include the assets required to pay out any fractional shares in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of each Reorganization.
(c)    The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d)    As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Target Fund’s shareholders. Target Fund shareholders who would otherwise have been entitled to receive fractional shares of Acquiring Fund Shares will receive a cash payment in lieu thereof.
(e)    Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
2.    VALUATION
2.1.    With respect to each Reorganization:
(a)    The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)    The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of each Reorganization).
(c)    The net asset value per share of each Acquiring Fund Shares issued in connection with each Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the corresponding Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with each Reorganization (described in Section 2.1(b)).
(d)    All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)    “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.
(f)    “Valuation Date” shall mean the business day next preceding the Closing Date.
3.    CLOSING AND CLOSING DATE
3.1.    Each Reorganization shall close on [ ], 2025 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.
3.2.    With respect to each Reorganization:
(a)    The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this

Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.
(b)    The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.
(c)    At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)    The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e)    In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    The Trust, on behalf of itself or, where applicable, a Target Fund, represents and warrants to the Trust and the corresponding Acquiring Fund as follows:
(a)    The Target Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)    The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)    No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)    The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)    The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f)    Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;
(g)    The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;
(h)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)    The financial statements of the Target Fund for the Target Fund’s fiscal year ended September 30, 2024 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)    The Trust has been furnished with unaudited financial statements of the Target Fund as of March 31, 2025. Such statements were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(k)    Since September 30, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(l)    On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Trust (on behalf of the Acquiring Fund), to the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(m)    The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(n)    The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (l) or (m) of this Section 4.1;
(o)    All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(p)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(q)    Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of the shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein;
(r)    The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(s)    The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(t)    The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(u)    The Target Fund has no unamortized or unpaid organizational fees or expenses;
(v)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;
(w)    The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;
(x)    The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;
(y)    The Target Fund has maintained since its formation its April 30 fiscal year-end for U.S. federal income tax purposes, and has never changed its April 30 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”
(z)    The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2024 excise tax and September 30, 2024 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and
(aa) The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.
4.2.    The Trust, on behalf of itself or, where applicable, an Acquiring Fund, represents and warrants to the Trust and the corresponding Target Fund as follows:
(a)    The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Trust Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)    The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)    Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in each Reorganization under the 1933 Act will be in full force and effect;
(d)    No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)    The prospectus and statement of additional information of the Acquiring Fund to be used in connection with each Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)    The execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Trust is a party or by which it is bound;
(g)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(h)    The Acquiring Fund will be at the time of Closing a new series of the Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with each Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following each Reorganization, substantially all of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date;
(i)    By the Closing, (i) the Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;
(j)    The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing; No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in each Reorganization;
(k)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring Fund;
(m)    The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(n)    The Acquiring Fund on the Closing will not directly or indirectly own, any shares of the Target Fund;
(o)    The Acquiring Fund will have no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Scharf Investments, LLC ;
(p)    The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the date of the meeting of the shareholders of the Target Fund, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein; and

(q)    The Trust is not aware of any arrangement whereby it or any affiliated person of the Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with each Reorganization.
5.    COVENANTS
5.1.    With respect to each Reorganization:
(a)    The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for each Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.
(b)    The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”).
(c)    The Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
(d)    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.
(e)    The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(f)    Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(g)    The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(h)    It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to each Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Sullivan & Worcester LLP to render the tax opinion contemplated in this Agreement.

(i)    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(j)    The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance:
(a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(k)    The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(l)    The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.    The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(m)    The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.
6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to each Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)    All representations and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)    The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)    The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date;
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.    With respect to each Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)    All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)    The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)    The Trust, on behalf of the Target Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;
(d)    The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;
(e)    The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date;
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Trust, on behalf of the Target Fund or the Acquiring Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.    The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;
8.2.    On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.4.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.5.    The Trust shall have received on or before the Closing Date an opinion of Sullivan & Worcester LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Sullivan & Worcester LLP may request and rely upon representations contained in certificates of officers of the Trust and the officers of the Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of each Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or
(ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.
9.    FEES AND EXPENSES

9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Scharf Investments, LLC will bear those expenses relating to each Reorganization as set forth in this Section 9.2, whether or not such Reorganization is consummated. The costs relating to each Reorganization to be borne by Scharf Investments, LLC shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to each Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with each Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to each Reorganization, other than as described in this Agreement. Scharf Investments, LLC will assume or pay only those expenses that are solely and directly related to each Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with each Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    The Trust, on behalf of each Target Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the corresponding Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of each Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    The Trust, on behalf of each Acquiring Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the corresponding Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the corresponding Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of each Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.    ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.    TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust on behalf of a Target Fund or a Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.    AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.    HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.    The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.    This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.    This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Trust Governing Documents and (ii) the other parties to this Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
14.6.    Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.
14.7.    Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
For Trust:
Advisors Series Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Attention: [ ]

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Advisors Series Trust,
severally and not jointly on behalf of each Target Fund identified on Exhibit A
By:    [ ]
Name:    [ ]
Title:    [ ]

Advisors Series Trust,
severally and not jointly on behalf of each Acquiring Fund identified on Exhibit A
By:    [ ]
Name:    [ ]
Title:    [ ]

Scharf Investments, LLC, Solely for purposes of paragraph 9.2
By:    [ ]
Name:    [ ]
Title:    [ ]

EXHIBIT A
CHART OF REORGANIZATIONS

Acquiring Fund	Corresponding Target Fund
Scharf ETF	Scharf Fund
Scharf Global Opportunity ETF	Scharf Global Opportunity Fund
Schedule 8.5 Tax Opinions
With respect to each Reorganization, while the matter is not entirely free from doubt:
(i)    The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(ii)    No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(iii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.
(iv)    No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
(v)    The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.
(vi)    The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.
(vii)    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares) pursuant to Section 354(a) of the Code.
(viii)    The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (as adjusted for amounts allocable to cash received in lieu of any fractional shares) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)    The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x)    The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Target Funds’ financial performance for the period of the Target Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The Target Funds’ financial statements for the six-month period ended March 31, 2025, which are unaudited, are included in the Target Funds’ Form N-CSRS filed with the SEC, which is available upon request. The information for the fiscal years ended September 30, 2024, 2023, 2022, 2021, and 2020 has been audited by Tait, Weller & Baker LLP, the Target Funds’ and the Acquiring Fund’s independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, is included in the Target Funds’ Form N-CSR filed with the SEC, which is available upon request.
Scharf Fund
For a share outstanding throughout each year

Institutional Class			Year Ended September 30,
	Six Months Ended March 31, 2025 (unaudited)		2024	2023	2022	2021	2020
Net asset value, beginning of year	$55.60		$49.72	$44.40	$54.78	$46.02	$46.21

Income from investment operations:
Net investment income^	0.24		0.38	0.36	0.29	0.39	0.34
Net realized and unrealized gain/(loss) on investments and foreign currency	0.11		9.97	7.44	(5.26)	10.14	3.35
Total from investment operations	0.35		10.35	7.80	(4.97)	10.53	3.69

Less distributions:
From net investment income	(0.43)		(0.40)	(0.31)	(0.38)	(0.37)	(0.24)
From net realized gain on investments	(2.13)		(4.07)	(2.17)	(5.03)	(1.40)	(3.64)
Total distributions	(2.56)		(4.47)	(2.48)	(5.41)	(1.77)	(3.88)

Paid-in capital from redemption fees^#+	—		0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$53.39		$55.60	$49.72	$44.40	$54.78	$46.02

Total return	0.73%	‡	22.13%	17.83%	-10.69%	23.43%	8.12%

Ratios/supplemental data:
Net assets, end of year (thousands)	$420,381		$438,863	$381,635	$356,162	$328,886	$282,746
Ratio of expenses to average net assets:
Before fee waivers	0.96%	†~	0.96%	0.95%	0.94%	0.94%	1.00%
After fee waivers	0.87%	†~	0.87%	0.86%	0.86%	0.86%	0.90%
Ratio of net investment income to average net assets:
Before fee waivers	0.79%	†	0.65%	0.65%	0.48%	0.66%	0.68%
After fee waivers	0.88%	†	0.74%	0.74%	0.56%	0.74%	0.78%
Portfolio turnover rate	11.49%	‡	32.94%	35.49%	22.66%	29.21%	52.15%
^ Based on average shares outstanding.
† Annualized.
‡ Not annualized.
# Amount is less than $0.01.
+ The Fund stopped collecting a redemption fee on January 28, 2024.
~ Includes expenses of Retail Class Shares which converted to Institutional Class Shares on December 31, 2024.

C-1

Scharf Global Opportunity Fund
For a share outstanding throughout each year

Institutional Class*			Year Ended September 30,
	Six Months Ended March 31, 2025 (unaudited)		2024	2023		2022		2021	2020
Net asset value, beginning of year	$37.37		$31.61	$27.06		$36.25		$29.32	$29.98

Income from investment operations:
Net investment income	0.22	^	0.38^	0.35^		0.32^		0.31	0.28
Net realized and unrealized gain/(loss) on investments and foreign currency	0.16		6.25	4.53		(5.98)		7.31	2.22
Total from investment operations	0.38		6.63	4.88		(5.66)		7.62	2.50

Less distributions:
From net investment income	(0.29)		(0.41)	(0.33)		(0.30)		(0.23)	(0.41)
From net realized gain on investments	(0.77)		(0.46)	—		(3.23)		(0.46)	(2.75)
Total distributions	(1.06)		(0.87)	(0.33)		(3.53)		(0.69)	(3.16)
Paid-in capital from redemption fees+	—		—	0.00^#	^#	0.00^#	^#	—	—
Net asset value, end of year	$36.69		$37.37	$31.61		$27.06		$36.25	$29.32

Total return	1.09%	‡	21.37%	18.08%		-17.53%		26.33%	8.09%

Ratios/supplemental data:
Net assets, end of year (thousands)	$28,096		$28,619	$26,066		$20,934		$25,643	$18,706
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.31%	†	1.33%	1.44%		1.66%		1.84%	1.99%
After fee waivers and expense reimbursement	0.57%	†	0.57%	0.59%		0.65%		0.76%	0.70%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.43%	†	0.34%	0.25%		(0.06)%		(0.16)%	(0.42)%
After fee waivers and expense reimbursement	1.17%	†	1.10%	1.10%		0.95%		0.92%	0.87%
Portfolio turnover rate	11.27%	‡	31.87%	34.13%		29.86%		37.42%	60.69%
^    Based on average shares outstanding.
† Annualized.
‡ Not annualized.
#    Amount is less than $0.01.
*    Formerly Retail Class.
+    The Fund stopped collecting a redemption fee on January 28, 2024.

C-2

STATEMENT OF ADDITIONAL INFORMATION
Dated June 9, 2025
Advisors Series Trust (“AST”)
Acquisition of All of the Assets and Liabilities of
Scharf Fund
Scharf Global Opportunity Fund
(each a series of AST):
By and in exchange for shares of
Scharf ETF
Scharf Global Opportunity ETF
(each a series of AST)
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated June 9, 2025 for the special meeting of shareholders (the “Special Meeting”) of Scharf Fund and Scharf Global Opportunity Fund (each, a “Target Fund” and together, the “Target Funds”), to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on August 6, 2025 at 12:00 p.m. Central time. At the Special Meeting, shareholders of the Target Funds will be asked to consider and vote separately upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) of their Target Fund into Scharf ETF and Scharf Global Opportunity ETF, respectively, each a corresponding, newly created series of AST (each, an “Acquiring Fund”, and together Acquiring Funds”). The Plan will provide for the transfer of all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for shares of that Target Fund and the assumption of all of the liabilities of such Target Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Target Fund to its shareholders in complete liquidation of the Acquired ETF (such transaction, a “Reorganization” and together, the “Reorganizations”).
Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Funds at Scharf Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or calling the Target Funds at 866-5SCHARF.
Additional information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.
Further information about each Acquiring Fund is included below in Exhibit A – Additional Information about the Acquiring Funds. Because the Acquiring Funds are newly-organized for the purposes of the Reorganization, the Acquiring Funds have not published annual or semi-annual shareholder reports.
SAI - 1

SAI - 2

General Information
Each Acquiring Fund is a newly-organized shell series of the Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.
Supplemental Financial Information
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.
A table showing the fees and expenses of the Target Funds and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expenses” of the Proxy Statement/Prospectus.
Because each Acquiring Fund has substantially similar principal investment strategies as the corresponding Target Fund, the Reorganization is not expected to result in a material change to a Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In addition, there is not expected to be any material repositioning of a Target Fund’s portfolio in advance of the Reorganizations. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION
The Acquiring Funds are each a series of AST (the “Trust”). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:
Target Funds
•the Statement of Additional Information related to the Target Funds, dated January 28, 2025;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Target Funds for the fiscal year ended September 30, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-24-011044); and
•the Certified Shareholder Report on Form N-CSRS to shareholders of the Target Funds for the six-month semi-period ended March 31, 2025, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-25-006092).

SAI - 3

EXHIBIT A - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
References to the “Fund” or the “Funds” as used in this Statement of Additional Information (“SAI”) refer to the Acquiring Fund or the Acquiring Funds. Shares of each Fund will be listed on the Nasdaq Stock Market LLC.
GENERAL INFORMATION ABOUT THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.
The Scharf ETF is the successor in interest to the Scharf Predecessor Fund. The Scharf Predecessor Fund was previously organized as a series of the Trust. On March 20-21, 2025, the Board approved the reorganization of the Scharf Predecessor Fund with and into the Scharf ETF, a “shell” series of the Trust, and it is expected that, effective as of close of business on August 22, 2025, the Scharf ETF will acquire all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Scharf Predecessor Fund. The Scharf ETF is expected to succeed to the accounting and performance histories of the Scharf Predecessor Fund. Any such historical information provided in this SAI for the Scharf ETF that relates to periods prior to August 22, 2025, is therefore that of the Scharf Predecessor Fund. The Scharf Predecessor Fund commenced operations on December 30, 2011 as a traditional open-end mutual fund.
SAI - 4

The Scharf Global Opportunity ETF is the successor in interest to the Global Opportunity Predecessor Fund. The Global Opportunity Predecessor Fund was previously organized as a series of the Trust. On March 20-21, 2025, the Board approved the reorganization of the Global Opportunity Predecessor Fund with and into the Scharf Global Opportunity ETF, a “shell” series of the Trust, and it is expected that, effective as of close of business on August 22, 2025, the Scharf Global Opportunity ETF will acquire all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Global Opportunity Predecessor Fund. The Scharf Global Opportunity ETF is expected to succeed to the accounting and performance histories of the Global Opportunity Predecessor Fund. Any such historical information provided in this SAI for the Scharf Global Opportunity ETF that relates to periods prior to August 22, 2025, is therefore that of the Global Opportunity Predecessor Fund. Global Opportunity Predecessor Fund commenced operations on October 14, 2014 as a traditional open-end mutual fund.
Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in a Fund’s portfolio. Shares are listed on the Nasdaq Stock Market LLC (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
Diversification of Investments
Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of the Index and, therefore, those securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in the Index.
Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the
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diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.
Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected.
Model Risk
The Adviser uses quantitative tools incorporated into proprietary models in identifying, evaluating and selecting securities for a Fund, including for valuation and to determine targeted portfolio weights. These models generally use technology and software and rely on both internally developed data as well as third-party data, which may not be accurate or reliable. Technology-implemented tools are subject to greater risks associated with computer hardware and software, including risks associated with cybersecurity events; hardware, software or system faults; power failures; bugs; malicious software or malware; viruses; software defects or failures; or update events (events in which software updates are improperly implemented or have unanticipated adverse outcomes) many of which will be outside of the Adviser’s control. Inaccurate or incomplete data, or improper application of data within a model, could also limit the efficacy of any quantitative tool. Models may be improperly constructed, may rely on factors (such as historical market performance data) that may not be relevant or predictive in current markets, and may fail to identify or incorporate data points or other factors in a timely manner. In times of market disruption, models may not respond accurately or quickly to changing market conditions. All of these factors could adversely impact a Fund’s performance.
Special Risks Related to Cyber Security
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Percentage Limitations
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Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
DESCRIPTION OF PERMITTED INVESTMENTS
The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below. Unless otherwise stated, references to “the Fund” are applicable to each of the Funds.
Equity Securities
Common stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which the Fund may invest.
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.
Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and
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they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Small- and Medium-Sized Companies
To the extent the Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Other Investment Companies. Each Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with a Fund regarding the terms of the investment.
Each Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund, and (b) the sales load charged on Shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Fund may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, or on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Fund complies with the terms and conditions of such exemptive relief or rule.
To the extent a Fund invests in underlying funds that are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the underlying fund, and differences between how and when the underlying fund and the index are valued can cause differences in performance.
Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including the following risks: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the
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performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.
There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount.
Foreign Investments
Each Fund may make investments in securities of non-U.S. issuers (“foreign securities”). The Scharf ETF reserves the right to invest up to 50% of its Fund’s total assets in securities of foreign issuers. The Scharf ETF reserves the right to invest an unlimited amount of its total assets in DRs. The Global Opportunity ETF reserves the right to invest an unlimited amount of its total assets, in DRs, U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the United States, including securities listed on foreign exchanges.
Depositary Receipts. Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs. DRs are receipts typically issued in connection with a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.
ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on United States securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in United States securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Foreign Currency Transactions
The Global Opportunity Fund may invest in foreign currency exchange transactions. Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Foreign exchange dealers may realize a profit on the difference between the price at which the Global Opportunity Fund buys and sells currencies.
Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.
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Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. Additionally, the rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.
Market Characteristics. The Adviser expects that some foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. Though growing, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect the Fund to the extent that the Fund is invested in ADRs comprised of foreign securities.
To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.
The Fund’s foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.
Taxes. The interest and dividends payable to the Fund on certain of the Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
Brexit. The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). Following the withdrawal, in December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. Even with a new trading relationship having been established, Brexit could continue to affect European or world wide political, regulatory, economic, or market conditions. There is the possibility that there will continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Fund’s investments. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to
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European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.
Emerging Markets. The Scharf ETF may invest up to 25% of its total assets, and the Scharf Global Opportunity ETF may invest an unlimited amount of the Fund’s total assets, in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
Derivative Securities
The Funds are prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. These restrictions are not fundamental and may be changed by a Fund without a shareholder vote.
Government Obligations
The Funds may make short term investments in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.
Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.
The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.
When-Issued Securities
The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s NAV. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a when-issued basis, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Corporate Debt Securities
The Funds may invest in fixed-income securities of any maturity including fixed income securities rated below “investment grade” by one or more recognized statistical ratings organizations, such as S&P or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may
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be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.
Short-Term, Temporary, and Cash Investments
When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market mutual funds shares and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The Funds may invest in any of the following securities and instruments:
Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. It primarily invests in high quality money market obligations, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.
Your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to a Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire bank certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.
Illiquid and Restricted Securities
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. In the event that more than 15% of its net assets are invested in illiquid investments, a Fund will make such reports as required under the liquidity risk management program and will seek to reduce its holdings of illiquid investments within a reasonable period of time.
Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities act of 1933, as amended (the "1933 Act") and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent
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privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under a Fund's liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.
Initial Public Offerings
The Funds may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Securities Lending
Each Fund may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, a Fund may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by the Fund at any time; (3) the Fund receives reasonable interest or fee payments on the loan, as well as any dividends, interest, or other distributions on the loaned securities; (4) the Adviser is able to call loaned securities in order to exercise all voting rights with respect to the loaned securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Fund’s assets. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. All investments made with the cash collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.
Royalty Trusts
The Funds may invest up to 5% of their total assets in royalty trusts. Royalty trusts are established to receive the royalties or net profit interests in a specific group of assets and to pay out those royalties to their unit holders. To do this, royalty trusts buy the right to royalties (income) on the production and sales of a natural resource company. The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, can be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted. Generally, higher yielding trusts have less time until depletion of proven reserves. Depending on the U.S. federal income tax classification of the royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the income requirements of the Code. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Code. The Funds will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company under the Code.
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Master Limited Partnerships (“MLPs”)
The Funds may invest in publicly traded Master Limited Partnerships (“MLPs”). MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
Real Estate Investment Trusts (“REITs”)
The Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Borrowing
Although the Funds do not currently intend to borrow money, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Loan Assignments and Participations
The Funds may purchase corporate loans through assignment or participation. Such indebtedness may be secured or unsecured. Loan participations typically represent only a right to participate in the repayment of the loan by the corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing participations, the Funds will usually have a contractual relationship only with the selling institution, and not the corporate borrower. Consequently, the Funds generally will have no right directly to enforce compliance by the borrower with the terms of the commercial loan, nor any rights of set-off against the borrower, nor will it have the right to object to certain changes to the loan agreement agreed to by the selling institution. The Funds may also buy part of a loan through an assignment, thereby becoming a direct lender to the corporate borrower. When purchasing loan participations or assignments, a Fund assumes the credit risk associated with the corporate borrower. When purchasing loan participations, the Fund assumes both the credit risk
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of the borrower and the credit risk associated with an interposed bank or other financial intermediary. The participation interests and bank loans in which the Funds intend to invest may not be rated by any nationally recognized rating service.
Asset-Backed Securities
The Funds may invest in asset-backed securities. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is also known as contraction risk. These securities also are subject to risk of default on the underlying assets, particularly during period of economic downturn.
Municipal Securities
The Funds may invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).
Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works. They are also issued to repay outstanding obligations, to include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.
Municipal Securities Risks. Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.) Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities market; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. Further, any adverse economic conditions or developments affecting the states or municipalities could impact municipal securities.
INVESTMENT RESTRICTIONS
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
Each Fund may not:
1.Borrow money, except as permitted under the 1940 Act.
2.Issue senior securities, except as permitted under the 1940 Act.
3.Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
4.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
5.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
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6.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
7.Make loans to others, except as permitted under the 1940 Act.
Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.Invest in securities of other investment companies, except as permitted under the 1940 Act.
3.Hold, in the aggregate, more than 15% of its net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act.
MANAGEMENT
MANAGEMENT OF THE TRUST
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to each Fund’s investment objectives, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their years of birth and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.
Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Partner and Head of Business Development QSV Equity Investors, LLC (formerly known as Ballast Equity Management, LLC) (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Joe D. Redwine (1947) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-Present).
Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	3	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).
Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.	Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since February 2025.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of the Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire on December 31, 2025.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of December 31, 2024 the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President, Chief Executive Officer and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Board Chair, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.
The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as Partner and Head of Business Development of QSV Equity Investors, LLC, (formerly known as Ballast Equity Management, LLC), a privately-held investment advisory firm. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.
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Joe D. Redwine. Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his experience as President and CEO of U.S. Bancorp Fund Services, LLC, (now known as U.S. Bank Global Fund Services), a full-service provider to mutual funds and alternative investment products. In addition, he has extensive experience consulting with investment advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds. Mr. Redwine serves as an Audit Committee Financial Expert for the Trust.
Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for nine years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.
Anne W. Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-Present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-Present). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management. Ms. Kritzmire serves as an Audit Committee Financial Expert for the Trust.
Craig B. Wainscott. Mr. Wainscott has substantial global executive and advisory experience, including his current position as a mutual fund trustee at iMGP Funds and early-stage business advisor. He formerly served as an Independent Trustee and Board Chair of Brandes Investment Trust. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA. Mr. Wainscott serves as an Audit Committee Financial Expert for the Trust.
Trust Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance and Nominating Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of all of the Independent Trustees. Mr. Redwine is the Chair of the Audit Committee. The Audit Committee will meet at least once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will
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consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. Rackey is the Chair of the Governance and Nominating Committee.
Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2024.

Independent Trustees	Dollar Range of Equity Securities in the Predecessor Funds (None, $1-$10,000, $10,001-$50,000,$50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Fund Shares in the Trust
David G. Mertens	None	Over $100,000
Joe D. Redwine	None	Over $100,000
Michele Rackey	None	$50,001 - $100,000
Anne W. Kritzmire(1)	None	None
Craig B. Wainscott(1)	None	None
(1) Ms. Kritzmire and Mr. Wainscott began serving as Independent Trustees effective as of August 27, 2024.
As of December 31, 2024, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the distributor, as defined below, or an affiliate of the Advisor or distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the distributor or any affiliate thereof was a party.
Compensation
The Independent Trustees each receive an annual retainer of $108,500 per year allocated among each of the various portfolios comprising the Trust, an additional $6,000 per regularly scheduled Board meeting, and an additional $500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2024, the annual retainer was $102,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $10,000, $5,000, and $3,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the compensation received by the Independent Trustees from the Predecessor Funds for the fiscal year ended September 30, 2024:
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	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
	Scharf Predecessor Fund	Global Opportunity Predecessor Fund
Independent Trustee
David Mertens	$4,304	$4,304	None	None	$12,912
Joe D. Redwine	$4,207	$4,207	None	None	$12,621
Michele Rackey	$4,126	$4,126	None	None	$12,378
Anne W. Kritzmire(2)	$1,273	$1,273	None	None	$3,819
Craig B. Wainscott(2)	$1,273	$1,273	None	None	$3,819
(1)    There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Scharf Predecessor Fund, Global Opportunity Predecessor Fund, and Scharf Multi-Asset Opportunity Fund (collectively “Scharf Funds”) and not to any other series of the Trust. For the fiscal year ended September 30, 2024, aggregate Independent Trustees’ fees and expenses for the Trust were $538,662.
(2)    Prior to their election as Trustees on August 27, 2024, Ms. Kritzmire and Mr. Wainscott served as paid consultants to the Trust between June 1, 2024 and August 26, 2024.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the applicable Fund. As of May 22, 2025, the Trustees and officers, as a group, owned less than 1% of the Shares, and the following shareholders were considered to be principal shareholders of the Predecessor Funds:
Scharf Predecessor Fund

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC for the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington, Blvd., 4th Floor Jersey City, NJ 07310-1995	34.00%	Record
Morgan Stanley Smith Barney, LLC for the Exclusive Benefit of its Customers 1 New York Plz, 12th Floor New York, NY 10004-1965	30.75%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	24.53%	Record
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Global Opportunity Predecessor Fund

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	58.52%	Record
Brian A. Krawez and Karen Krawez Revocable Living Trust, Karen Krawez and Brian A. Krawez Trustees U/A 02/11/2005 Los Gatos, CA 95032-5608	21.11%	Beneficial
National Financial Services, LLC for the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington, Blvd., 4th Floor Jersey City, NJ 07310-1995	12.60%	Record
CODES OF ETHICS
The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters’ exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet at the SEC’s website at www.sec.gov.
PROXY VOTING POLICIES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser has established and maintains proxy voting guidelines to carry out proxy voting for the Funds. The voting guidelines are attached to this SAI as Appendix C. The Adviser will vote all proxies after making the determination that the vote is in the best interest of the Funds’ shareholders. In determining whether a proposal serves the best interests of the Funds and their shareholders, the Adviser will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. The Adviser will abstain from voting proxies when it believes it is appropriate to do so.
The Adviser has established a Proxy Voting Committee which is comprised of employees separate from those persons responsible for the Funds’ portfolio management. If a material conflict of interest over proxy voting arises between the Adviser and the Funds, such proxy votes will be referred to the Proxy Voting Committee and the Committee will vote all such proxies in accordance with the policy described above. The goal of the Proxy Voting Committee is to ensure that all proxy votes serve the best interests of the Funds and their shareholders.
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When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, (2) on the Funds’ website at www.scharfetfs.com, or (3) on the SEC’s website at www.sec.gov.
INVESTMENT ADVISER AND SUB-ADVISER
Adviser
Scharf Investments, LLC, 16450 Los Gatos Boulevard, Suite 207, Los Gatos, California 95032, acts as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The control person of the Adviser is Brian A. Krawez, CFA, President of the Adviser and portfolio manager to the Funds, who is the majority owner.
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Funds and oversees the day-to-day operations of each Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration, securities lending, accounting, distribution, and other services necessary for the Funds to operate. The Adviser administers each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate each Fund, in exchange for a single unitary management fee from each Fund.
For the services it provides to each Fund, the applicable Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets, as follows:

Fund Name	Management Fee
Scharf ETF	0.75%
Scharf Global Opportunity ETF	0.59%
For the fiscal years indicated below, the Scharf Predecessor Fund paid the following management fees to the Adviser:

Fiscal Year Ended September 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Adviser
2024	$3,299,373	$372,687	$0	$2,926,686
2023	$3,116,337	$345,233	$0	$2,771,104
2022	$3,175,058	$338,354	$0	$2,836,704
For the fiscal years ended as indicated below, the Global Opportunity Predecessor Fund paid the following management fees to the Adviser:

Fiscal Year Ended September 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Adviser
2024	$187,940	$187,940	$0	$0
2023	$191,215	$191,215	$0	$0
2022	$256,752	$256,752	$0	$0
The Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
Under the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
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The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to each Fund. The Trust and the Adviser will apply for exemptive relief from the SEC (the “Order”), which permits the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.
The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.
The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.
Sub-Adviser
The Trust, on behalf of the Funds, and the Adviser have retained Tidal Investments LLC (the “Sub-Adviser”), a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, to serve as sub-adviser for each Fund. The Sub-Adviser is a registered investment adviser.
Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s portfolio, subject to the supervision of the Adviser and the Board.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of each Fund, in compliance with the 1940 Act. The Sub-Advisory Agreement is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason
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of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
PORTFOLIO MANAGERS
The Scharf ETF and the Scharf Global Opportunity ETF are each managed by Brian A. Krawez, CFA, and Gabe Houston, each of the Adviser. Mr. Charles A. Ragauss, of the Sub-Adviser, oversees trading and execution for the Acquiring Funds.
Other Accounts. In addition to the Funds, the portfolio managers managed the following other accounts as of March 31, 2025:

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets of Accounts with Advisory Fee based on Performance (in millions)
Brian A. Krawez, CFA, and Gabe Houston
Registered Investment Companies	3	$497.46	0	$0
Other Pooled Investments	3	$158.74	0	$0
Other Accounts	1503	$2,172.16	168	$178.91
Charles A. Ragauss
Registered Investment Companies	96	$15,089.97	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0
Adviser
Material Conflicts of Interest. The Adviser’s portfolio managers have portfolio management responsibility for all the investment accounts of the Adviser. There is a potential conflict should one of these accounts be favored over another, but the intention of the Adviser is to treat all accounts equally. The investment accounts are expected to hold generally the same securities in the same proportions. Buy and/or sell orders will normally be placed concurrently for each account. Any differences between the investment accounts would be expected to arise from differential cash flows and investment restrictions.
Compensation. Each of the Adviser’s portfolio managers receives a fixed base salary and a share of the profits of the Adviser equal in proportion to his ownership of the firm.
Sub-Adviser
Material Conflicts of Interest. Mr. Ragauss’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as a Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. For instance, the portfolio manager may receive fees from certain accounts that are higher than the fees received from a Fund or receive a performance-based fee on certain accounts. In those instances, the portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over a Fund. To mitigate these conflicts, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.
Compensation. Mr. Ragauss is compensated by the Sub-Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. Ms. Ragauss is an equity owner of the Sub-Adviser and therefore may benefit indirectly from the revenue generated by the Fund’s Sub-Advisory Agreement.
Securities Owned in the Funds by the Portfolio Managers. The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of March 31, 2025, the Portfolio Managers owned the following shares of the Predecessor Funds:
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Portfolio Managers	Dollar Range of Securities (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
	Scharf Predecessor Fund	Global Opportunity Predecessor Fund
Brian A. Krawez, CFA	over $1,000,000	over $1,000,000
Gabe Houston	$100,001 - $500,000	$100,001 - $500,000
Charles A. Ragauss*	n/a	n/a
*Mr. Ragauss was not a portfolio manager to the Predecessor Funds.
THE DISTRIBUTOR
The Trust, the Adviser, and Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
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Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Funds under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of a Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
THE ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average
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daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
For the fiscal years indicated below, the Predecessor Funds paid the following fees for fund administration and fund accounting services to Fund Services as Administrator:

	Administration and Fund Accounting Fees Paid to Fund Services for the Fiscal Years Ended September 30,
	2024	2023	2022
Scharf Predecessor Fund	$179,960	$173,751	$175,393
Global Opportunity Predecessor Fund	$41,065	$41,123	$41,583
CUSTODIAN
Pursuant to a Custody Agreement, U.S. Bank National Association (the “Custodian” or “U.S. Bank”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of each Fund’s assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 is the independent registered public accounting firm for the Funds, whose services include auditing each Fund’s financial statements and the performance of related tax services.
Sullivan & Worcester LLP (“Sullivan & Worcester”), 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel to the Trust and provides counsel on legal matters relating to the Funds. Sullivan & Worcester also serves as independent legal counsel to the Board of Trustees.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Trust’s Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in a Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
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LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the applicable Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Sub-Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction
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in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with the Sub-Adviser’s fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
During the fiscal periods indicated below, the Predecessor Funds paid the following amounts in brokerage commissions:

	Aggregate Brokerage Commissions Paid During Fiscal Periods Ended September 30,
	2024	2023	2022
Scharf Predecessor Fund	$113,773	$94,668	$73,485
Global Opportunity Predecessor Fund	$7,517	$10,662	$14,463
The following was paid to brokerage firms for research services provided to the Funds and the Adviser from the aggregate brokerage commission amounts above:

	Fiscal Year Ended September 30, 2024
	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Scharf Predecessor Fund	$383,080,018	$112,499
Global Opportunity Predecessor Fund	$19,660,542	$7,687
Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being
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purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. For the period ended September 30, 2024, the Predecessor Funds did not own any securities of its regular broker-dealers.
PORTFOLIO TURNOVER
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
For the fiscal years ended September 30, each Predecessor Fund’s portfolio turnover rates were:

	2024	2023
Scharf Predecessor Fund	32.94%	35.49%
Global Opportunity Predecessor Fund	31.87%	34.13%
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to such Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the applicable Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the applicable Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s portfolio.
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The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of portfolio rebalancing changes. The adjustments described above will reflect changes known to the Adviser and/or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the applicable Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities), and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund
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for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the first Business Day after the Order Placement Date except as further discussed below. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one business day of the transaction (commonly referred to as “T+1”), unless a Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m., Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of
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beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Scharf ETF	$300	2%
Scharf Global Opportunity ETF	$300	2%
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the
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Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless a Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the applicable Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Scharf ETF	$300	2%
Scharf Global Opportunity ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m., Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed
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by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV. A may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NAV
The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV is calculated by adding the value of all securities and other assets attributable to a Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to a Fund (including accrued expenses).
Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Funds’ valuation designee. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value determinations are then made in good faith in accordance with procedures adopted by the Adviser. Pursuant to those procedures, the valuation designee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
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Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the Adviser’s procedures.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.
A Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Funds’ valuation designee.
All other assets of each Fund are valued in accordance with procedures adopted by the Adviser.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code to preserve a Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve each Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of a Fund at NAV per Share. Distributions reinvested
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in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
The Trust will file the opinion of counsel supporting the tax consequences of the proposed Reorganizations required by Item 16(12) of Form N-14 through an amendment to the N-14 Registration Statement within a reasonable time after the closing of the Reorganizations.
Taxation of the Funds. Each Fund intends to elect and intends to continue to qualify each year to be treated as a RIC under the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the applicable Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the applicable Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the applicable Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for
SAI - 41

treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. As of September 30, 2024, the Predecessor Funds had no capital loss carryforwards.
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject
SAI - 42

to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Distributions from each Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. In addition, certain capital gain dividends attributable to dividends the Funds receive from REITs (i.e., “unrecaptured section 1250 gain”) may be taxable to non-corporate shareholders at a rate of 25%.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT, however, dividends received by a Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Certain of the Funds’ investment strategies may significantly reduce or eliminate their ability to make distributions eligible to be treated as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible, and dividends distributed to a Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
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To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares of a different fund is the same as a sale. In general, provided that a shareholder holds Shares as capital assets, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of such Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
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Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. A Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.
Additional Tax Information Concerning U.S. REITs. A Fund may invest in entities treated as REITs for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by a Fund and, in turn, may be distributed by a Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
REITs in which a Fund invests often do not provide complete and final tax information to a Fund until after the time that such Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are treated as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax
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liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30%U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisers in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

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FINANCIAL STATEMENTS
The Form N-CSR for the Predecessor Funds for the fiscal year ended September 30, 2024 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. The Form N-CSRS for the Predecessor Funds for the period ended March 31, 2025 is a separate document and the unaudited financial statements and accompanying notes appearing therein are also incorporated by reference into this SAI. You may request a copy of the Predecessor Funds’ Annual Report and Semi-Annual Report at no charge by calling 866-5SCHARF or through the Predecessor Funds’ website at www.scharffunds.com.
Financial Statements and Annual Reports will be available after the Funds have completed a fiscal period/year of operations. When available, you may request a copy of the Annual Report for the Funds at no charge by calling 1-800-617-0004, or you may download the report from the Funds’ website at www.scharfetfs.com.
Each Fund intends to commence investment operations after the conversion of separately managed accounts (the “Predecessor Accounts”) into shares of the Fund. The audited special purpose schedules of investments and notes thereto for the Predecessor Accounts as of January 31, 2025 are included below. The unaudited special purpose schedules of investments and notes thereto for the Predecessor Accounts as of May 31, 2025 are also included below.
The SMAs participating in the conversion to the new ETFs were allocated on pro-rata basis based on the size of the Scharf ETF and Scharf Global Opportunity ETF, respectively. All SMAs with substantially similar investment objectives and investment strategies as the Acquiring Funds managed by Scharf were provided with the opportunity to have their accounts reorganize into the ETFs and all SMAs that provided their consent are participating. SMAs that enter into an Agreement and Plan of Exchange for ETF Shares by at least two weeks prior to the conversion date will be eligible to will participate in the conversion. The conversion is currently expected to be completed on or about August 22, 2025.
Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800 Cleveland, OH 44115, served as the independent registered public accounting firm for each Predecessor Account. Its services include auditing the special purpose schedule of investments to be acquired by the Scharf ETF and the Scharf Global Opportunity ETF. The information for each Predecessor Account has been audited by Cohen & Company, Ltd. as of January 31, 2025.

Special Purpose Schedule of Investments to be acquired by Scharf ETF
January 31, 2025

COMMON STOCKS - 94.7%	Shares	Value
Aerospace & Defense - 2.4%
Lockheed Martin Corp.	43,778	$ 20,266,897

Automobile Components - 1.3%
Gentex Corp.	424,884	11,013,000

Beverages - 1.6%
Heineken N.V.	192,259	13,371,275

Capital Markets - 9.7%
Brookfield Corp.	921,692	56,407,580
CME Group, Inc.	101,090	23,909,814
		80,317,394

Chemicals - 4.7%
Air Products and Chemicals, Inc.	117,276	39,318,005

Entertainment - 1.8%
Walt Disney Co.	132,755	15,009,311
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Financial Services - 17.1%
Berkshire Hathaway, Inc. - Class B\	97,624	45,753,414
Fiserv, Inc.\	274,880	59,385,093
Visa, Inc. - Class A	108,404	37,052,468
		142,190,975

Energy Equipment & Services - 1.8%
Schlumberger, Ltd.	376,330	15,158,586

Ground Transportation - 6.8%
U-Haul Holding Co.	384,609	24,899,609
Union Pacific Corp.	128,575	31,859,598
		56,759,207

Health Care Equipment & Supplies - 2.1%
Smith & Nephew PLC	650,546	8,324,195
Smith & Nephew PLC -SPON ADR	367,703	9,332,296
		17,656,491

Health Care Providers & Services - 12.5%
Centene Corp.	512,105	32,790,054
CVS Health Corp.	356,873	20,156,163
McKesson Corp.	85,729	50,987,446
		103,933,663

Hotels, Restaurants & Leisure - 4.2%
Booking Holdings, Inc.	3,768	17,851,461
Compass Group PLC	493,507	16,921,078
		34,772,539

Insurance - 7.1%
Aon PLC - Class A	53,659	19,897,808
Markel Group, Inc.	21,314	38,977,830
		58,875,638

Machinery - 2.5%
Donaldson Co., Inc.	292,803	20,844,634

Media - 2.7%
Comcast Corp. - Class A	671,157	22,591,160

Oil, Gas & Consumable Fuels - 3.6%
Occidental Petroleum Corp.	646,148	30,142,823

Pharmaceuticals - 3.6%
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Novartis AG - ADR	287,030	30,057,803

Software - 9.0%
Microsoft Corp.	90,332	37,493,122
Oracle Corp.	221,669	37,697,062
		75,190,184
TOTAL COMMON STOCKS (Cost $535,268,306)		787,469,585

PREFERRED STOCKS - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Samsung Electronics Co. Ltd. 2.93%,	361,556	10,699,855
TOTAL PREFERRED STOCKS (Cost $10,253,381)		10,699,855

SHORT-TERM INVESTMENTS - 4.0%

U.S. Treasury Bills - 4.0%
Maturing 05/15/2025	18,630,668	18,411,919
Maturing 08/07/2025	8,796,944	8,609,337
Maturing 03/20/2025	6,716,216	6,680,704
TOTAL SHORT-TERM INVESTMENTS (Cost $33,495,375)		33,701,960

TOTAL INVESTMENTS - 100.0% (Cost $579,017,061)		831,871,400
TOTAL NET ASSETS - 100.0%		$ 831,871,400

Percentages are stated as a percent of net assets.

See accompanying notes to the Special Purpose Schedule of Investments to be acquired by Scharf ETF.

Special Purpose Schedule of Investments to be acquired by Scharf Global Opportunity ETF
January 31, 2025

COMMON STOCKS - 94.5%	Shares	Value
Aerospace & Defense - 0.1%
Airbus SE - ADR	1,579	$ 68,151

Beverages - 1.7%
Heineken N.V.	22,294	1,550,476
Heineken Holdings N.V.	1,301	78,612
		1,629,088

Building Products - 0.1%
Assa Abloy AB - Class B	2,660	81,721

Capital Markets - 10.0%
Brookfield Corp.	106,876	6,540,782
Charles Schwab Corp.	431	35,670
SAI - 49

CME Group, Inc.	11,722	2,772,480
		9,348,932

Chemicals - 4.9%
Air Products and Chemicals, Inc.	13,599	4,559,148

Entertainment - 1.9%
Walt Disney Co.	15,394	1,740,415

Financial Services - 17.7%
Berkshire Hathaway, Inc. - Class B	11,320	5,305,370
Fiserv, Inc.	31,874	6,886,041
Visa, Inc. - Class A	12,570	4,296,446
		16,487,857

Energy Equipment & Services - 1.9%
Schlumberger, Ltd.	43,638	1,757,725

Ground Transportation - 7.1%
U-Haul Holding Co.	44,598	2,887,252
Union Pacific Corp.	14,909	3,694,303
		6,581,555

Health Care Equipment & Supplies - 2.2%
Smith & Nephew PLC	75,434	965,238
Smith & Nephew PLC - ADR	42,637	1,082,133
		2,047,371

Health Care Providers & Services - 12.9%
Centene Corp.	59,381	3,802,194
CVS Health Corp.	41,381	2,337,222
McKesson Corp.	9,941	5,912,286
		12,051,702

Hotels, Restaurants & Leisure - 4.3%
Booking Holdings, Inc.	437	2,069,979
Compass Group PLC	57,225	1,962,096
		4,032,075

Household Durables - 0.1%
Sony Corp. - ADR	2,942	64,745

Insurance - 7.3%
Aon PLC - Class A	6,222	2,307,265
Markel Group, Inc.	2,471	4,519,702
		6,826,967
SAI - 50

Machinery - 2.6%
Donaldson Co., Inc.	33,952	2,417,055

Media - 2.8%
Comcast Corp. - Class A	77,825	2,619,574

Oil, Gas & Consumable Fuels - 3.8%
Occidental Petroleum Corp.	74,925	3,495,233

Pharmaceuticals - 3.7%
Novartis AG - ADR	33,283	3,485,374

Software - 9.4%
Microsoft Corp.	10,474	4,347,542
Oracle Corp.	25,704	4,371,190
		8,718,732
TOTAL COMMON STOCKS (Cost $58,772,436)		88,013,420

PREFERRED STOCKS - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Samsung Electronics Co. Ltd. 0.00%,	41,924	1,240,709
TOTAL PREFERRED STOCKS (Cost $1,188,938)		1,240,709

SHORT-TERM INVESTMENTS - 4.2%
U.S. Treasury Bills - 4.2%
Maturing 05/15/2025	2,160,332	2,134,967
Maturing 08/07/2025	1,020,056	998,302
Maturing 03/20/2025	778,784	774,666
TOTAL SHORT-TERM INVESTMENTS (Cost $3,883,980)		3,907,935

TOTAL INVESTMENTS - 100.0% (Cost $63,845,354)		93,162,064
TOTAL NET ASSETS - 100.0%		$ 93,162,064

Percentages are stated as a percent of net assets.

See accompanying notes to the Special Purpose Schedule of Investments to be acquired by Scharf Global Opportunity ETF.

SAI - 51

Notes to the Special Purpose Schedules of Investments to be acquired by Scharf ETF and Scharf Global Opportunity ETF
As of January 31, 2025
1. Basis of Presentation
The Scharf ETF (“SE”) and Scharf Global Opportunity ETF (“SGOE”) (each, a “Fund” and collectively, the “Funds”) are each an open-end non-diversified series of Advisors Series Trust (the “Trust”). The Trust is an open-end management investment company, which was established under the laws of Delaware on October 3, 1996 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series with par value $0.01 per share. The Funds are part of a series of funds authorized by the Trustees. Each Fund’s investment adviser is Scharf Investments, LLC (the “Adviser”).
The Adviser also manages the assets of multiple separately managed accounts which utilize the same investment strategy as each of the Funds (the “SMAs”). On the Effective Date (date of the Plan of Exchange for ETF Shares), the assets of the participating SMAs that are managed in accordance with the investment strategy utilized by SE will be transferred to SE and the assets of the participating SMAs that are managed in accordance with the investment strategy utilized by SGOE will be transferred to SGOE by the respective holders of such accounts (the “SMA Holders”). Relevant parties have entered into or will enter into an Agreement and Plan of Exchange for ETF Shares (the “Plan”) governing these collective transactions.
The accompanying Special Purpose Schedules of Investments reflect the number of shares and fair values as of January 31, 2025 of the investments held by SMAs that are eligible to be contributed to the respective Funds by the SMA Holders pursuant to the Plan. The Plan contemplates the Funds issuance of Fund shares to the SMA Holders in exchange for the assets contributed by the SMA Holders.
The closing of the transactions contemplated by the Plan is, among other things, conditioned upon the satisfaction or waiver of the terms and conditions contemplated by the Plan.
The actual number of shares to be issued by the Funds to the SMA Holders under the Plan will be determined based upon fair market value of the transferred assets as of the Effective Date. Accordingly, the value of the investments contributed by the SMA Holders will differ from those reported in the accompanying Special Purpose Schedules of Investments.
There can be no assurance that the transactions contemplated by the Plan will be consummated or that the investments ultimately acquired by the Funds will not differ from the investments identified on the accompanying Special Purpose Schedules of Investments.
2. Summary of Significant Accounting Policies
Basis of Presentation. The accompanying Special Purpose Schedules of Investments are expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).
Use of Estimates. The preparation of the accompanying Special Purpose Schedules of Investments in conformity with GAAP requires estimates and assumptions to be made that affect the amounts disclosed in the accompanying Special Purpose Schedules of Investments. Actual results could differ from those estimates.
Fair Value. The investments listed in the accompanying Special Purpose Schedules of Investments were valued at fair value in accordance with the principles established by the Financial Accounting Standards Board’s Accounting Standards Codification, Topic 820 Fair Value Measurements and Disclosure (ASC 820). ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation.
Investments are valued at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by the Adviser. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.
Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers.
SAI - 52

Investments for which market quotations are either not readily available or are determined to be unreliable are priced at fair value using affirmative valuations performed by independent valuation services. Such valuations are determined under a documented valuation policy.
Security Transactions, Realized/Unrealized Gains or Losses
Security transactions are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method.
3. Investment Valuations and Fair Value Measurements
Fair Value. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
•Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.
•Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for investments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.
In determining fair value, the Funds use various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds and their investment manager. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
Portfolio Composition
Summaries of the composition of the investment portfolio for SE at fair value and as a percentage of the total investment portfolio as of January 31, 2025, are shown in the following Special Purpose Schedule of Investments.
SAI - 53

Description	Level 1	Level 2	Level 3	Total
Assets: Common Stocks	$ 787,469,58	$ -	$ -	$ -
Preferred Stocks	$ 10,699,855	$ -	$ -	$ -
Short-Term Investments	$ 33,701,960	$ -	$ -	$ -
Summaries of the composition of the investment portfolio for SGOE at fair value and as a percentage of the total investment portfolio as of January 31, 2025, are shown in the following Special Purpose Schedule of Investments.

Description	Level 1	Level 2	Level 3	Total
Assets: Common Stocks	$ 88,013,42	$ -	$ -	$ -
Preferred Stocks	$ 1,240,709	$ -	$ -	$ -
Short-Term Investments	$ 3,907,935	$ -	$ -	$ -
Selection Risk
The portfolio of investments was selected with a view to meeting the diversification requirements under the Investment Company Act of 1940, as amended, and qualification as a RIC for income tax purposes. The portfolio is entirely comprised of assets in SMAs managed pursuant to the Adviser’s Quality Value and Global Strategies.
4. Subsequent Events
Management has evaluated subsequent events through the issuance of these Special Purpose Schedules of Investments and has noted no items that are required to be adjusted to or disclosed within.
SAI - 54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To Management of Scharf Investments, LLC
Opinion on the Financial Statements
We have audited the accompanying special purpose schedules of investments and the related notes of the separately managed accounts advised by Scharf Investments, LLC as of January 31, 2025, to be acquired by Scharf ETF and Scharf Global Opportunity ETF (the financial statements). In our opinion, the financial statements present fairly, in all material respects, the investments to be acquired as of January 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of management. Our responsibility is to express an opinion on the financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to Scharf Investments, LLC, the investment adviser of the separately managed accounts, in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
Emphasis of Matter
As discussed in Note 1, the accompanying financial statements were prepared based on the selected investments identified by management of Scharf Investments, LLC, and are not intended to be a complete presentation of the investments held by the separately managed accounts as of January 31, 2025. As a result, the financial statements may not be suitable for other purposes. Our opinion is not modified with respect to this matter.
We have served as the auditor for the purpose of issuing an opinion on the special purpose schedules of investments, advised by Scharf Investments, LLC, since 2025.
COHEN & COMPANY, LTD.
Cleveland, Ohio
May 7, 2025

SAI - 55

Special Purpose Schedule of Investments to be acquired by Scharf ETF
May 31, 2025 (Unaudited)

COMMON STOCKS – 93.1%	Shares	Value
Aerospace & Defense - 2.6%
Lockheed Martin Corp.	43,383	$ 20,926,872

Beverages - 3.3%
Heineken N.V.	293,142	26,090,376
Heineken NV-SPN ADR	7,783	347,336
Heineken Holdings NV	13,580	1,057,792
		27,495,504

Capital Markets - 8.1%
Brookfield Corp.	636,053	36,712,980
CME Group, Inc.	98,530	28,475,140
		65,188,120

Chemicals - 4.0%
Air Products and Chemicals, Inc.	114,876	32,040,183

Energy Equipment & Services - 0.6%
Schlumberger, Ltd.	140,101	4,630,352

Entertainment - 2.7%
Walt Disney Co.	189,784	21,453,129

Financial Services - 15.7%
Berkshire Hathaway, Inc. - Class B	96,751	48,758,710
Fiserv, Inc.	247,496	40,289,936
Visa, Inc. - Class A	101,385	37,024,732
		126,073,378

Food Products - 2.5%
Hershey Co.	125,171	20,113,686

Gold - 2.3%
Franco-Nevada Corp.	106,947	18,052,636

Ground Transportation - 4.8%
U-Haul Holding Co.	385,127	21,967,660
Union Pacific Corp.	75,350	16,702,029
		38,669,689

Health Care Equipment & Supplies - 2.0%
Smith & Nephew PLC	536,621	7,673,677
SAI - 56

Smith & Nephew PLC -SPON ADR	280,630	8,127,054
		15,800,731

Health Care Providers & Services - 10.9%
Centene Corp.	545,935	30,812,557
McKesson Corp.	78,491	56,475,394
		87,287,951

Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc.	3,443	19,000,511

Insurance - 7.1%
Aon PLC - Class A	52,604	19,572,985
Markel Group, Inc.	19,229	37,337,449
		56,910,434

Machinery - 1.3%
Donaldson Co., Inc.	150,954	10,498,852

Media - 2.6%
Comcast Corp. - Class A	602,609	20,832,194

Oil, Gas & Consumable Fuels - 3.8%
Occidental Petroleum Corp.	743,336	30,313,240

Pharmaceuticals - 4.2%
Novartis AG - ADR	287,733	33,307,942

Software - 12.3%
Adobe Systems, Inc.	53,442	22,183,275
Microsoft Corp.	94,879	43,686,557
Oracle Corp.	197,173	32,637,997
		98,507,828

TOTAL COMMON STOCKS (Cost $502,325,038)		747,103,232

PREFERRED STOCKS - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Samsung Electronics Co. Ltd. 2.93%,	311,016	10,391,994
TOTAL PREFERRED STOCKS (Cost $7,670,115)		10,391,994

SHORT-TERM INVESTMENTS - 5.6%

U.S. Treasury Bills - 5.6%
4.15%, Maturing 08/07/2025(a)	45,654,141	45,299,253

SAI - 57

TOTAL SHORT-TERM INVESTMENTS (Cost $44,923,051)	45,299,253

TOTAL INVESTMENTS - 100.0% (Cost $554,918,205)	802,794,479
TOTAL NET ASSETS - 100.0%	$ 802,794,479
two	–%
Percentages are stated as a percent of net assets.
(a) The rate shown is the annualized effective yield as of May 31, 2025.
See accompanying notes to the Special Purpose Schedule of Investments to be acquired by Scharf ETF.

Special Purpose Schedule of Investments to be acquired by Scharf Global Opportunity ETF
May 31, 2025 (Unaudited)

COMMON STOCKS - 92.6%	Shares	Value
Aerospace & Defense - 0.1%
Airbus SE - ADR	1,579	72,289

Beverages - 3.6%
Heineken NV-SPN ADR	902	40,276
Heineken NV	33,992	3,025,328
Heineken Holdings NV	1,575	122,657
		3,188,261

Building Products - 0.1%
Assa Abloy AB - Class B	2,660	84,331

Capital Markets - 8.6%
Brookfield Corp.	73,754	4,257,080
CME Group, Inc.	11,425	3,301,855
		7,558,935

Chemicals - 4.2%
Air Products and Chemicals, Inc.	13,321	3,715,242

Entertainment - 2.8%
Walt Disney Co.	22,006	2,487,613

Financial Services - 16.7%
Berkshire Hathaway, Inc. - Class B	11,219	5,653,851
Fiserv, Inc.	28,699	4,671,849
Visa, Inc. - Class A	11,756	4,293,230
		14,618,929

Gold - 2.4%
Franco-Nevada Corp.	12,401	2,093,306

SAI - 58

Ground Transportation - 5.1%
U-Haul Holding Co.	44,658	2,547,276
Union Pacific Corp.	8,737	1,936,696
		4,483,972

Health Care Equipment & Supplies - 2.1%
Smith & Nephew PLC	62,224	889,807
Smith & Nephew PLC - ADR	32,541	942,378
		1,832,185

Health Care Providers & Services - 12.3%
Centene Corp.	63,304	3,572,892
CVS Health Corp.	10,324	661,156
McKesson Corp.	9,102	6,548,645
		10,782,693

Hotels, Restaurants & Leisure - 2.6%
Booking Holdings, Inc.	399	2,203,218
Compass Group PLC	1,710	44,556
		2,247,774

Household Durables - 0.1%
Sony Corp. - ADR	2,942	77,600

Insurance - 7.5%
Aon PLC - Class A	6,100	2,269,600
Markel Group, Inc.	2,230	4,329,491
		6,599,090

Media - 2.8%
Comcast Corp. - Class A	69,876	2,415,612

Oil, Gas & Consumable Fuels - 4.0%
Occidental Petroleum Corp.	86,194	3,514,994

Pharmaceuticals - 3.7%
Haleon PLC – ADR	7,760	88,079
Novartis AG - ADR	33,364	3,862,246
		3,950,326

Software - 13.0%
Adobe Systems, Inc.	6,197	2,572,278
Microsoft Corp.	11,002	5,065,706
Oracle Corp.	22,863	3,784,562
		11,422,546
SAI - 59

TOTAL COMMON STOCKS (Cost $53,080,592)		81,145,699

PREFERRED STOCKS - 1.4%
Technology Hardware, Storage & Peripherals - 1.4%
Samsung Electronics Co. Ltd. 0.00%,	36,064	1,205,011
TOTAL PREFERRED STOCKS (Cost $889,394)		1,205,011

SHORT-TERM INVESTMENTS - 6.0%
U.S. Treasury Bills - 6.0%
4.15%, Maturing 08/07/2025(a)	5,293,859	5,252,708
TOTAL SHORT-TERM INVESTMENTS (Cost $5,209,085)		5,252,708

TOTAL INVESTMENTS - 100.0% (Cost $59,179,071)		87,603,419
TOTAL NET ASSETS - 100.0%		$87,603,419

Percentages are stated as a percent of net assets.
(a) The rate shown is the annualized effective yield as of May 31, 2025.
See accompanying notes to the Special Purpose Schedule of Investments to be acquired by Scharf Global Opportunity ETF.
SAI - 60

Notes to the Special Purpose Schedules of Investments to be acquired by Scharf ETF and Scharf Global Opportunity ETF
As of May 31, 2025 (Unaudited)
1. Basis of Presentation
The Scharf ETF (“SE”) and Scharf Global Opportunity ETF (“SGE”) (each, a “Fund” and collectively, the “Funds”) are each an open-end non-diversified series of Advisors Series Trust (the “Trust”). The Trust is an open-end management investment company, which was established under the laws of Delaware on October 3, 1996 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series with par value $0.01 per share. The Funds are part of a series of funds authorized by the Trustees. Each Fund’s investment adviser is Scharf Investments, LLC (the “Adviser”).
The Adviser also manages the assets of multiple separately managed accounts which utilize the same investment strategy as each of the Funds (the “SMAs”). On the Effective Date (date of the Plan of Exchange for ETF Shares), the assets of the participating SMAs that are managed in accordance with the investment strategy utilized by SE will be transferred to SE and the assets of the participating SMAs that are managed in accordance with the investment strategy utilized by SGE will be transferred to SGE by the respective holders of such accounts (the “SMA Holders”). Relevant parties have entered into or will enter into an Agreement and Plan of Exchange for ETF Shares (the “Plan”) governing these collective transactions.
The accompanying Special Purpose Schedules of Investments reflect the number of shares and fair values as of May 31, 2025 of the investments held by SMAs that are eligible to be contributed to the respective Funds by the SMA Holders pursuant to the Plan. The Plan contemplates the Funds issuance of Fund shares to the SMA Holders in exchange for the assets contributed by the SMA Holders.
The closing of the transactions contemplated by the Plan is, among other things, conditioned upon the satisfaction or waiver of the terms and conditions contemplated by the Plan.
The actual number of shares to be issued by the Funds to the SMA Holders under the Plan will be determined based upon fair market value of the transferred assets as of the Effective Date. Accordingly, the value of the investments contributed by the SMA Holders will differ from those reported in the accompanying Special Purpose Schedules of Investments.
There can be no assurance that the transactions contemplated by the Plan will be consummated or that the investments ultimately acquired by the Funds will not differ from the investments identified on the accompanying Special Purpose Schedules of Investments.
2. Summary of Significant Accounting Policies
Basis of Presentation. The accompanying Special Purpose Schedules of Investments are expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).
Use of Estimates. The preparation of the accompanying Special Purpose Schedules of Investments in conformity with GAAP requires estimates and assumptions to be made that affect the amounts disclosed in the accompanying Special Purpose Schedules of Investments. Actual results could differ from those estimates.
Fair Value. The investments listed in the accompanying Special Purpose Schedules of Investments were valued at fair value in accordance with the principles established by the Financial Accounting Standards Board’s Accounting Standards Codification, Topic 820 Fair Value Measurements and Disclosure (ASC 820). ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation.
Investments are valued at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by the Adviser. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.
Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers.
SAI - 61

Investments for which market quotations are either not readily available or are determined to be unreliable are priced at fair value using affirmative valuations performed by independent valuation services. Such valuations are determined under a documented valuation policy.
Security Transactions, Realized/Unrealized Gains or Losses
Security transactions are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method.
3. Investment Valuations and Fair Value Measurements
Fair Value. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
•Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.
•Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for investments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.
In determining fair value, the Funds use various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds and their investment manager. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
Portfolio Composition
Summaries of the composition of the investment portfolio for SE at fair value and as a percentage of the total investment portfolio as of May 31, 2025, are shown in the following Special Purpose Schedule of Investments.

Description	Level 1	Level 2	Level 3	Total
Assets: Common Stocks	$747,103,232	$ -	$ -	$ -
Preferred Stocks	$10,391,994	$ -	$ -	$ -
Short-Term Investments	$45,299,253	$ -	$ -	$ -
SAI - 62

Summaries of the composition of the investment portfolio for SGE at fair value and as a percentage of the total investment portfolio as of May 31, 2025, are shown in the following Special Purpose Schedule of Investments.

Description	Level 1	Level 2	Level 3	Total
Assets: Common Stocks	$81,145,699	$ -	$ -	$ -
Preferred Stocks	$1,205,011	$ -	$ -	$ -
Short-Term Investments	$5,252,708	$ -	$ -	$ -
Selection Risk
The portfolio of investments was selected with a view to meeting the diversification requirements under the Investment Company Act of 1940, as amended, and qualification as a RIC for income tax purposes. The portfolio is entirely comprised of assets in SMAs managed pursuant to the Adviser’s Quality Value and Global Strategies.
4. Subsequent Events
Management has evaluated subsequent events through the issuance of these Special Purpose Schedules of Investments and has noted no items that are required to be adjusted to or disclosed within.

SAI - 63

APPENDIX A
Corporate Bond Ratings
Moody’s Investors Service, Inc.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (“S&P”)
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse
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business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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APPENDIX B
Commercial Paper Ratings
Moody’s Investors Service, Inc.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings (“S&P”)
A S&P short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
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APPENDIX C
Scharf Investments, LLC
PART VII. PROXY VOTING
A.    Discretionary Accounts.
Many of the Firm’s Client Accounts have expressly retained proxy voting authority in their investment management agreements with the Firm. The Firm has notified those Client Accounts with agreements that do not expressly provide for proxy voting authority that the holder of the Client Accounts, not the Firm, has proxy voting authority. When the Firm has a Discretionary Account, the Firm instructs each custodian for a Discretionary Account to deliver to the Firm all electronic proxy solicitation materials that the custodian receives for that Discretionary Account. The Firm reviews the securities held in these Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities.
The Firm votes all proxies on behalf of Discretionary Accounts for which it has been given the authority. The Firm generally votes proxies based on the Proxy Voting and Climate Advisory Services (CAS) recommendations provided by Institutional Shareholder Services (ISS); however, in cases where management’s recommendations are deemed to be counter to the economic interests of shareholders, the Firm may either vote against management or abstain. In particular, the Firm carefully reviews proxy issues relating to corporate actions, compensation, and notable ESG issues which may pose significant long-term financial risk to shareholders. In these cases, the Firm carefully considers all proxy solicitation materials and other available facts.
The Firm has established a Proxy Voting Committee which is comprised of the CCO and at least one other Employee. The CCO and members of the committee will make all voting decisions on behalf of a Discretionary Accounts based solely on the Proxy Voting Committee’s determination that the vote is in the best interests of that Discretionary Accounts. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such responses.
The CCO may designate an appropriate Employee (Proxy Voting Committee Member) to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.
a)    Company Information. If the Firm is considering voting a proxy counter to management’s recommendations, it reviews all proxy solicitation materials from ISS and CAS it receives concerning securities held in a Discretionary Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.
b)    Proxy Voting Policies.
a.    When considering voting proxies which are counter management’s recommendations, the Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Accounts whose proxy is solicited because, on balance, the following factors predominate:
(i)    If adopted, the proposal would have a positive economic effect on shareholder value;
(ii)    If adopted, the proposal would pose no threat to existing rights of shareholders;
(iii)    The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and
(iv)    If adopted, the proposal would increase transparency of management structures, pay, and incentives;
(v)    If    adopted,    the    proposal    would    have    a    positive environmental impact, or lower environmental risk;
(vi)    If adopted, the proposal would have a positive social impact and decrease associated specific company financial risks;
(vii)    If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.
b.    When considering voting proxies counter to management’s recommendations, the Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:
(i)    If adopted, the proposal would have an adverse economic
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effect on shareholder value;
(ii)    If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;
(iii)    If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;
(iv)    If    adopted,    the    proposal    would    limit    or    impair accountability of management or the board of directors to shareholders; or
(v)    If adopted, the proposal would increase transparency of management structures, pay, and incentives;
(vi)    If    adopted,    the    proposal    would    have    a    positive environmental impact, or lower environmental risk;
(vii)    If adopted, the proposal would have a positive social impact and decrease associated specific company financial risks;
(viii)    The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.
c.    The Firm abstains from voting proxies when it believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.
c)    Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with Part VII.A.2. The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.
If the Firm determines that the proxy voting policies in Part VII.A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in Part VII.A.2(b)), and request that the Client Account consent to the Firm’s intended response. If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. In situations where the client is unable to vote the proxy such as the Investment Funds, the firm will generally vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.
d)    Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account or with that Discretionary Account’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with Part VII.A.2, unless otherwise directed by the Discretionary Account.
e)    Disclosures to Clients. The Firm includes in its Form ADV2 (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of this Part VII and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.
f)    Class Actions. As a fiduciary, the Firm seeks to act in its clients’ best interests with good faith, loyalty, and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to opt out of the class action and pursue their own remedy or participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form that is submitted to the Claims Administrator. After the Claims Administrator receives all such forms, it dispenses money from the settlement fund to those persons and entities with valid claims.
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Most Client Accounts receive “class action” documents directly from their custodians. If “class action” documents are received by the Firm (but not by the Client, for example in the case of the Investment Funds) on behalf of any Client Accounts, the Firm will determine whether or not clients should participate in, or opt out of, any class action settlements received. The Firm will determine if it is in the best interest of clients to attempt to recover monies from a class action. In the event clients are eligible but opt-out of participating in a class action, the CCO will maintain documentation supporting the Firm’s basis for not participating, including any cost/benefit analysis to support the decision, if applicable.
B.    Non-Discretionary Accounts.
The Firm promptly forwards any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client Account. The Firm votes any such proxy as directed by that Client Account. At a Client Account’s request, the Firm may, but is not obligated to, advise that Client Account with respect to voting any proxy. The Firm does not provide advice concerning the voting of any proxy to any Client Account unless such advice is first approved by the CCO.
C.    Records.
See Part VIII.B regarding records that the Firm must maintain relating to these proxy voting policies and procedures.
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